UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-06367

                             Gabelli Equity Series Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                                 Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                               Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:   1-800-422-3554

Date of fiscal year end:   September 30

Date of reporting period:   September 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Equity Income Fund	Mario J. Gabelli, CFA Portfolio Manager
Annual Report — September 30, 2014

Morningstar® rated The Gabelli Equity Income Fund Class AAA Shares 4 stars overall, 2 stars for the three year period, 3 stars for the five year period, and 5 stars for the ten year period ended September 30, 2014 among 1,343, 1,343, 1,204, and 804 Large Blend funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

To Our Shareholders,

For the year ended September 30, 2014, the net asset value (“NAV”) per Class AAA Share of The Gabelli Equity Income Fund increased 12.6% compared with an increase of 19.7% for the Standard & Poor’s (“S&P”) 500 Index. See page 4 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of September 30, 2014.

Performance Discussion

Our stock selection process is based on the investment principles of Graham and Dodd, the first investors to articulate the fundamentals of value investing. Their work provided the framework for value investing, and our Firm contributed to this framework with the discipline of Private Market Value with a Catalyst®. This proprietary research and valuation method identifies companies whose shares are selling at a discount to intrinsic value, with an identifiable path to realizing, or surfacing, that private market value. We define private market value as the price an informed acquirer would pay for an entire enterprise. The catalyst comprises identifiable events or circumstances that might reasonably result in the narrowing of the difference between the public market price of the stock and our estimate of the private market value. This realization of value can take place gradually or suddenly, with company specific changes such as management changes or restructurings, sale of assets or of the business as a whole, or industry changes such as changes in regulation, or changes in competition.

Dividends are an important element in the historical returns of stocks. They provide current income and a growing income stream over time. In the second quarter of 2014, U.S. companies increased their actual cash payments by $12.6 billion, according to Standard & Poor’s, and the number of companies that increased their cash dividends was the largest since 1979. Standard & Poor’s also states that the current dividend payout ratio is about 35%, well below the eighty year median of about 50%. Over the last fifty years, dividend growth has averaged 6%, almost double the rate of inflation. At the end of the second calendar quarter, 422 of the companies in the S&P 500 paid a dividend, a level not seen since 1999. All thirty members of the Dow Jones Industrial Average pay a dividend

There was broad based strength in the market during the Fund’s first fiscal quarter, with the S&P 500 up approximately 10%, and many stocks in y(our) portfolio were up by 20% or more. One of those stocks was American Express Co. (1.2% of net assets as of September 30, 2014), a global financial services company, which benefited, along with the entire financial sector, from better consumer confidence and consumer spending. Asset manager, Legg Mason Inc. (0.9%), was another stand out performer during the quarter. Under new management, clients have started to add more assets with Legg Mason, and the company continues to buy back its own stock.

Not all stocks did well in the quarter. There were a number that were down, including Swedish Match AB (1.5%), the Swedish tobacco company. Swedish Match AB experienced stiff competition from deep discount competitors, both in its home Scandinavian market and the U.S. cigar market. Another stock that was hurt during the quarter was Newmont Mining Corp. (0.3%), the global gold mining company. During this time many commodities, such as gold, were down in price, which hurt Newmont Mining Corp., as well as the entire gold sector.

During the Fund’s second fiscal quarter, a number of stocks in the portfolio experienced double digit percentage gains. Among those top performing stocks was BEAM, the maker of Jim Beam Bourbon. At the start of the quarter, BEAM was trading for about $68 per share, but during the quarter, BEAM agreed to be acquired by Suntory Holdings for $83.50 per share in cash. Another strong performer in the quarter was Brown-Forman Corp. (0.7%), another American spirits maker which was up in sympathy with BEAM. Wells Fargo & Co. (1.7%) also performed well in the quarter as it passed the Federal Reserve’s stress test and was allowed to return more capital to shareholders.

A number of stocks were down during the quarter. Rolls-Royce Holdings plc (0.9%), a United Kingdom based aerospace and defense company, announced that both revenue and profits would be flat for the year. Freeport-McMoRan Inc. (0.4%), a natural resources company, was down during the quarter on weak commodity prices. In addition, The Boeing Co. (0.8%), a major aircraft contractor, was down in the quarter.

During the Fund’s third quarter, the S&P 500 was up about 5% on a total return basis, with all ten sectors of the index up. The three best performing sectors were energy, utilities, and technology, each up more than the S&P 500 itself. Each of these three sectors underperformed the S&P 500 in 2013. The two worst performing sectors in the second quarter of 2014 were financials and discretionary, and, again it is interesting to note that both of these sectors outperformed the S&P 500 in 2013.

Among the best performing stocks in the portfolio during the Fund’s third fiscal quarter was Hillshire Brands, the maker of Jimmy Dean sausage and other products, which was acquired by Tyson Foods Inc. (0.1%) in August. Another holding, Covidien plc (0.9%), also did very well in the quarter, as it too is being taken over by another suitor. Other top performers included energy related companies such as Halliburton Co. (0.8%), ConocoPhillips (0.5%), and Weatherford International plc (1.1%).

A few of the worst performing stocks during the quarter included JPMorgan Chase & Co. (0.6%), which announced that its trading business would be soft during the quarter. Another under performer was Pfizer Inc. (1.4%), which was trying to merge with another pharmaceutical company, AstraZeneca, but dropped the effort after AstraZeneca’s board rejected Pfizer’s offer.

Toward the end of September, markets began factoring in the possibility of a recession in Europe, a worse than expected emerging market slowdown, the negative impact of foreign currencies on overseas earnings (especially in the Eurozone), concerns about the impact of communicable diseases on travel and leisure industries, and continued conflict around the globe, whether in Ukraine, Iraq, Syria, or elsewhere.

Even though the overall market was down during the Fund’s fourth quarter, there were a number of individual stock holdings that performed well. The Home Depot Inc. (1.7%), continues to benefit from an improving housing market, and during the quarter the company raised its full year diluted earnings per share forecast to approximately 20%. Another strong performer during the quarter was Tenet Healthcare Corp. (0.5%), which is a leading diversified healthcare company that operates 80 hospitals and 190 outpatient centers. Citigroup Inc. (0.9%), the global financial company, continued to build its capital position during the quarter, and its stock price was up by double digits, as was also the case for The Home Depot Inc. and Tenet Healthcare Corp.

2

Not all stocks did well during the quarter. Energy prices, most notably oil prices, dropped during the quarter, and this hurt the stock price of a number of energy related companies. BP plc (0.7%) was down, as was National Fuel Gas Co. (0.8%), which owns large acreage in the energy rich Marcellus region of Pennsylvania. In addition, a number of energy service companies, such as fund holdings Halliburton Co. and Weatherford International plc, were down in the quarter.

Among the better performing stocks for the fiscal year were: Alcoa Inc. (0.5%), a global leader in lightweight metals technology, engineering, and manufacturing; Hewlett-Packard Co. (0.4%), an American multinational information technology company offering computers, printers, and storage and cloud solutions among its many services; and Intel (0.5%), which designs and builds the essential technologies that serve as the foundation for the world’s computing devices. Some of our weaker performing stocks during the year were Whole Foods Market Inc. (0.3%), an American supermarket chain specializing in natural and organic foods; Sanofi (sold), a global healthcare leader focused on patients’ needs, with a diversified offering of medicines, consumer healthcare products, generics, and animal health; and Remy Cointreau SA (0.1%), a French alcoholic beverage company that produces cognac, liqueurs, spirits, and champagne.

We appreciate your loyalty and support in these volatile markets.

3

Comparative Results

Average Annual Returns through September 30, 2014 (a)(b) (Unaudited)				Since
				Inception
	1 Year	5 Year	10 Year	(01/02/92)
Class AAA (GABEX)	12.64%	13.68%	8.66%	10.50%
S&P 500 Index	19.73	15.70	8.11	9.25(e)
Nasdaq Composite Index	20.62	17.59	10.27	9.36(e)
Lipper Equity Income Fund Average	16.10	14.02	7.44	8.55
Class A (GCAEX)	12.64	13.68	8.65	10.49
With sales charge (c)	6.17	12.34	8.01	10.20
Class C (GCCEX)	11.78	12.84	7.85	10.11
With contingent deferred sales charge (d)	10.78	12.84	7.85	10.11
Class I (GCIEX)	12.92	13.97	8.85	10.58

In the current prospectuses dated January 28, 2014, the expense ratios for Class AAA, A, C, and I Shares are 1.39%, 1.39%, 2.14%, and 1.14%, respectively. See page 16 for the expense ratios for the year ended September 30, 2014. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit www.gabelli.com. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003 and Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Nasdaq Composite Index is an unmanaged indicator of stock market performance. The Lipper Equity Income Fund Average includes the 30 largest equity funds in this category tracked by Lipper, Inc. Dividends are considered reinvested, except for the Nasdaq Composite Index. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends September 30.
(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(d)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(e)	S&P 500 Index and Nasdaq Composite Index since inception performance is as of December 31, 1991.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI EQUITY INCOME FUND CLASS AAA SHARES AND S&P 500 INDEX (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4

The Gabelli Equity Income Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from April 1, 2014 through September 30, 2014	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2014.

	Beginning Account Value 04/01/14	Ending Account Value 09/30/14	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Equity Income Fund
Actual Fund Return
Class AAA	$1,000.00	$1,020.00	1.37%	$6.94
Class A	$1,000.00	$1,019.70	1.37%	$6.94
Class C	$1,000.00	$1,015.80	2.12%	$10.71
Class I	$1,000.00	$1,021.10	1.12%	$5.67
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.20	1.37%	$6.93
Class A	$1,000.00	$1,018.20	1.37%	$6.93
Class C	$1,000.00	$1,014.44	2.12%	$10.71
Class I	$1,000.00	$1,019.45	1.12%	$5.67
*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

5

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2014:

The Gabelli Equity Income Fund

Financial Services	15.6%
Health Care	13.9%
Food and Beverage	10.6%
Retail	7.6%
Energy and Utilities: Oil	4.9%
Diversified Industrial	4.0%
Consumer Products	3.3%
Telecommunications	3.1%
Aerospace	2.9%
Automotive: Parts and Accessories	2.7%
Energy and Utilities: Services	2.6%
Energy and Utilities: Integrated	2.3%
Energy and Utilities: Natural Gas	1.9%
Specialty Chemicals	1.9%
Entertainment	1.8%
Computer Hardware	1.8%
Computer Software and Services	1.7%
Metals and Mining	1.5%
U.S. Government Obligations	1.5%
Automotive	1.3%
Electronics	1.3%
Equipment and Supplies	1.2%

Machinery	1.1%
Hotels and Gaming	1.0%
Business Services	0.9%
Cable and Satellite	0.9%
Agriculture	0.8%
Energy and Utilities: Electric	0.8%
Wireless Communications	0.8%
Broadcasting	0.8%
Real Estate Investment Trusts	0.6%
Communications Equipment	0.6%
Building and Construction	0.5%
Transportation	0.4%
Environmental Services	0.4%
Aviation: Parts and Services	0.3%
Energy and Utilities: Water	0.3%
Consumer Services	0.3%
Paper and Forest Products	0.1%
Real Estate	0.0%
Publishing	0.0%
Other Assets and Liabilities (Net)	0.0%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

6

The Gabelli Equity Income Fund

Schedule of Investments — September 30, 2014

Shares		Cost	Market Value
	COMMON STOCKS — 98.1%
	Aerospace — 2.9%
88,000	Exelis Inc.	$986,695	$1,455,520
2,000	Lockheed Martin Corp.	47,350	365,560
10,000	Raytheon Co.	279,200	1,016,200
286,000	Rockwell Automation Inc.	12,912,138	31,425,680
2,000	Rockwell Collins Inc.	15,844	157,000
1,625,000	Rolls-Royce Holdings plc	12,119,318	25,408,330
175,500	The Boeing Co.	9,949,915	22,355,190

		36,310,460	82,183,480

	Agriculture — 0.8%
120,000	Archer Daniels Midland Co.	3,433,231	6,132,000
150,000	Monsanto Co.	2,423,783	16,876,500
12,000	The Mosaic Co.	186,246	532,920

		6,043,260	23,541,420

	Automotive — 1.3%
1,040,000	Ford Motor Co.	14,135,608	15,381,600
130,000	General Motors Co.	3,787,021	4,152,200
460,000	Navistar International Corp.†	11,765,098	15,138,600
31,000	PACCAR Inc.	1,399,566	1,763,125

		31,087,293	36,435,525

	Automotive: Parts and Accessories — 2.7%
8,000	BorgWarner Inc.	246,560	420,880
160,000	Dana Holding Corp.	2,662,653	3,067,200
50,007	Federal-Mogul Holdings Corp.†	463,002	743,604
507,000	Genuine Parts Co.	22,687,907	44,468,970
6,000	Johnson Controls Inc.	50,425	264,000
50,000	Modine Manufacturing Co.†	465,332	593,500
132,000	O’Reilly Automotive Inc.†	3,851,788	19,847,520
47,000	Tenneco Inc.†	717,637	2,458,570
150,000	The Pep Boys - Manny, Moe & Jack†	1,664,729	1,336,500
20,000	TRW Automotive Holdings Corp.†	2,041,800	2,025,000

		34,851,833	75,225,744

	Aviation: Parts and Services — 0.3%
60,000	Curtiss-Wright Corp.	926,093	3,955,200
74,000	GenCorp Inc.†	442,031	1,181,780
3,000	Precision Castparts Corp.	283,757	710,640
29,000	United Technologies Corp.	1,453,950	3,062,400

		3,105,831	8,910,020

	Broadcasting — 0.8%
310,000	CBS Corp., Cl. A, Voting	6,173,196	16,622,200
85,000	CBS Corp., Cl. B, Non-Voting	1,920,861	4,547,500

		8,094,057	21,169,700

Shares		Cost	Market Value
	Building and Construction — 0.4%
240,000	Fortune Brands Home & Security Inc.	$2,635,459	$9,866,400

	Business Services — 0.9%
37,000	Automatic Data Processing Inc.	1,543,362	3,073,960
37,789	Blackhawk Network Holdings Inc., Cl. B†	881,223	1,220,585
188,000	Diebold Inc.	6,436,650	6,640,160
4,000	Landauer Inc.	134,546	132,040
102,000	MasterCard Inc., Cl. A	871,879	7,539,840
30,000	McGraw Hill Financial Inc.	1,225,693	2,533,500
10,000	MSC Industrial Direct Co. Inc., Cl. A	775,807	854,600
45,000	Pentair plc	1,420,175	2,947,050
4,889	Vectrus Inc.†	74,267	95,480

		13,363,602	25,037,215

	Cable and Satellite — 0.9%
33,000	AMC Networks Inc., Cl. A†	1,278,263	1,927,860
140,000	Cablevision Systems Corp., Cl. A	1,650,260	2,451,400
20,000	DIRECTV†	1,174,862	1,730,400
175,000	DISH Network Corp., Cl. A†	3,485,309	11,301,500
16,000	EchoStar Corp., Cl. A†	478,840	780,160
58,000	Scripps Networks Interactive Inc., Cl. A	2,452,305	4,529,220
10,000	Time Warner Cable Inc.	1,341,251	1,434,900

		11,861,090	24,155,440

	Communications Equipment — 0.6%
15,000	Cisco Systems Inc.	279,075	377,550
850,000	Corning Inc.	11,544,738	16,439,000

		11,823,813	16,816,550

	Computer Hardware — 1.8%
50,000	Apple Inc.	3,622,044	5,037,500
300,000	Hewlett-Packard Co.	6,437,423	10,641,000
175,000	International Business Machines Corp.	14,604,672	33,220,250

		24,664,139	48,898,750

	Computer Software and Services — 1.7%
45,000	eBay Inc.†	1,887,654	2,548,350
460,000	EMC Corp.	11,993,022	13,459,600
122,000	Fidelity National Information Services Inc.	2,160,830	6,868,600
350,000	Microsoft Corp.	9,627,937	16,226,000
200,000	Yahoo! Inc.†	3,255,647	8,150,000

		28,925,090	47,252,550

	Consumer Products — 3.3%
45,000	Altria Group Inc.	538,092	2,067,300

See accompanying notes to financial statements.

7

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2014

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Consumer Products (Continued)
280,000	Avon Products Inc.	$6,062,234	$3,528,000
75,000	Energizer Holdings Inc.	3,742,526	9,240,750
5,000	Hanesbrands Inc.	108,950	537,200
1,000	Harman International Industries Inc.	33,752	98,040
2,000	National Presto Industries Inc.	60,046	121,420
50,000	Philip Morris International Inc.	1,501,172	4,170,000
105,000	Reckitt Benckiser Group plc	3,432,951	9,106,754
25,500	Svenska Cellulosa AB, Cl. A	439,719	608,876
1,275,000	Swedish Match AB	18,087,565	41,345,621
230,000	The Procter & Gamble Co.	13,512,663	19,260,200
81,000	Unilever NV - NY Shares	1,639,778	3,214,080

		49,159,448	93,298,241

	Consumer Services — 0.3%
4,000	Allegion plc	59,917	190,560
100,000	Rollins Inc.	381,843	2,928,000
110,000	The ADT Corp.	2,846,070	3,900,600

		3,287,830	7,019,160

	Diversified Industrial — 3.8%
4,000	Acuity Brands Inc.	42,447	470,840
2,500	Alstom SA†	107,184	85,509
100,000	Crane Co.	3,402,503	6,321,000
85,000	Eaton Corp. plc	4,358,745	5,386,450
1,525,000	General Electric Co.	30,646,452	39,070,500
235,000	Honeywell International Inc.	8,486,747	21,883,200
50,000	ITT Corp.	1,004,526	2,247,000
50,000	Jardine Matheson Holdings Ltd.	2,372,853	2,980,000
180,000	Jardine Strategic Holdings Ltd.	4,227,653	6,273,000
3,000	Rayonier Advanced Materials Inc.	68,791	98,730
120,000	Textron Inc.	763,372	4,318,800
300,000	Toray Industries Inc.	2,069,652	1,983,132
26,000	Trinity Industries Inc.	376,576	1,214,720
305,000	Tyco International Ltd.	6,428,113	13,593,850

		64,355,614	105,926,731

	Electronics — 1.3%
53,000	Dolby Laboratories Inc., Cl. A†	2,147,559	2,214,870
370,000	Intel Corp.	7,498,842	12,883,400
85,000	TE Connectivity Ltd.	2,886,395	4,699,650
320,000	Texas Instruments Inc.	7,759,058	15,260,800

		20,291,854	35,058,720

			Market
Shares		Cost	Value
	Energy and Utilities: Electric — 0.8%
60,000	American Electric Power Co. Inc.	$2,198,544	$3,132,600
6,000	DTE Energy Co.	249,600	456,480
90,000	El Paso Electric Co.	820,152	3,289,500
110,000	Great Plains Energy Inc.	2,663,694	2,658,700
100,000	Korea Electric Power Corp., ADR	1,479,637	2,244,000
170,000	Northeast Utilities	3,155,199	7,531,000
245,000	The AES Corp.	2,267,208	3,474,100
17,033	UIL Holdings Corp.	421,842	602,968

		13,255,876	23,389,348

	Energy and Utilities: Integrated — 2.3%
240,000	CONSOL Energy Inc.	9,305,763	9,086,400
100,000	Dominion Resources Inc.	4,101,684	6,909,000
105,000	Duke Energy Corp.	4,951,573	7,850,850
180,000	Energy Transfer Equity LP	2,991,051	11,104,200
29,000	Eni SpA	304,221	691,183
48,000	FirstEnergy Corp.	1,164,848	1,611,360
13,069	Iberdrola SA, ADR	299,699	374,688
25,000	Integrys Energy Group Inc.	1,192,522	1,620,500
112,000	NextEra Energy Inc.	5,495,141	10,514,560
135,000	OGE Energy Corp.	1,845,256	5,009,850
118,000	PNM Resources Inc.	1,394,458	2,939,380
30,000	Suncor Energy Inc., New York	785,965	1,084,500
2,000	Suncor Energy Inc., Toronto	61,550	72,378
50,000	TECO Energy Inc.	652,639	869,000
135,000	Westar Energy Inc.	2,217,074	4,606,200

		36,763,444	64,344,049

	Energy and Utilities: Natural Gas — 1.9%
10,000	AGL Resources Inc.	178,125	513,400
7,000	Atmos Energy Corp.	184,129	333,900
215,000	Kinder Morgan Inc.	6,477,854	8,243,100
314,000	National Fuel Gas Co.	15,777,258	21,976,860
34,500	ONE Gas Inc.	189,159	1,181,625
138,000	ONEOK Inc.	1,387,167	9,045,900
24,000	Piedmont Natural Gas Co. Inc.	394,017	804,720
71,500	Southwest Gas Corp.	1,775,111	3,473,470
195,000	Spectra Energy Corp.	4,167,926	7,655,700

		30,530,746	53,228,675

	Energy and Utilities: Oil — 4.9%
202,000	Anadarko Petroleum Corp.	10,808,768	20,490,880
430,000	BP plc, ADR	18,689,042	18,898,500
50,000	Canadian Oil Sands Ltd.	1,324,442	922,363
188,000	Chevron Corp.	8,670,601	22,432,160
180,000	ConocoPhillips	4,001,446	13,773,600
22,000	Denbury Resources Inc.	369,472	330,660
58,000	Devon Energy Corp.	2,515,153	3,954,440
151,000	Exxon Mobil Corp.	4,905,886	14,201,550

See accompanying notes to financial statements.

8

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2014

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Energy and Utilities: Oil (Continued)
120,000	Hess Corp.	$7,451,605	$11,318,400
38,000	Marathon Oil Corp.	942,102	1,428,420
18,000	Marathon Petroleum Corp.	565,270	1,524,060
100,000	Occidental Petroleum Corp.	4,145,051	9,615,000
4,000	PetroChina Co. Ltd., ADR	317,768	514,040
36,000	Repsol SA, ADR	742,075	851,220
120,000	Royal Dutch Shell plc, Cl. A, ADR	5,524,835	9,135,600
40,000	Statoil ASA	1,019,952	1,090,782
80,000	Statoil ASA, ADR	1,779,821	2,172,800
390,027	Talisman Energy Inc.	6,273,475	3,373,734
17,518	Total SA, ADR	290,564	1,129,035
40,000	WesternZagros Resources Ltd.†	147,109	27,501

		80,484,437	137,184,745

	Energy and Utilities: Services — 2.6%
20,000	ABB Ltd., ADR	242,582	448,200
52,000	Cameron International Corp.†	746,014	3,451,760
13,400	Dresser-Rand Group Inc.†	760,657	1,102,284
350,000	Halliburton Co.	10,342,941	22,578,500
94,000	Oceaneering International Inc.	2,032,090	6,125,980
40,000	Schlumberger Ltd.	1,275,020	4,067,600
65,000	Transocean Ltd.	3,471,675	2,078,050
1,500,000	Weatherford International plc†	24,021,161	31,200,000

		42,892,140	71,052,374

	Energy and Utilities: Water — 0.3%
45,000	Aqua America Inc.	458,537	1,058,850
230,000	Severn Trent plc	6,170,207	6,998,623

		6,628,744	8,057,473

	Entertainment — 1.8%
150,000	Grupo Televisa SAB, ADR	3,532,655	5,082,000
35,500	The Madison Square Garden Co., Cl. A†	445,361	2,347,260
117,000	Time Warner Inc.	3,249,930	8,799,570
130,016	Twenty-First Century Fox Inc., Cl. B	4,121,675	4,330,833
308,000	Viacom Inc., Cl. A	12,266,973	23,719,080
300,000	Vivendi SA	8,587,084	7,244,894

		32,203,678	51,523,637

	Environmental Services — 0.4%
50,000	Republic Services Inc.	1,684,307	1,951,000
175,000	Waste Management Inc.	5,905,150	8,317,750

		7,589,457	10,268,750

	Equipment and Supplies — 1.2%
34,000	A.O. Smith Corp.	238,161	1,607,520
28,000	Danaher Corp.	1,074,985	2,127,440

			Market
Shares		Cost	Value
207,000	Flowserve Corp.	$2,697,444	$14,597,640
20,000	Graco Inc.	1,006,940	1,459,600
12,000	Ingersoll-Rand plc	249,750	676,320
25,000	Minerals Technologies Inc.	880,441	1,542,750
190,000	Mueller Industries Inc.	3,794,476	5,422,600
16,500	Parker Hannifin Corp.	848,060	1,883,475
75,000	Tenaris SA, ADR	2,831,866	3,416,250

		13,622,123	32,733,595

	Financial Services — 15.6%
6,579	Alleghany Corp.†	1,015,114	2,751,009
440,000	AllianceBernstein Holding LP	9,567,886	11,444,400
383,000	American Express Co.	15,736,067	33,527,820
530,000	American International Group Inc.	14,058,173	28,630,600
27,489	Argo Group International Holdings Ltd.	772,108	1,382,972
22,215	Banco Popular Espanol SA	199,811	136,001
5,195	Banco Santander Chile, ADR	29,250	114,758
160,000	Banco Santander SA, ADR	1,233,058	1,520,000
320,000	Bank of America Corp.	3,184,684	5,456,000
13,056	BNP Paribas SA	580,935	866,079
500,000	Citigroup Inc.	20,229,828	25,910,000
48,666	Deutsche Bank AG	1,911,392	1,696,497
78,000	Dundee Corp., Cl. A†	1,828,287	1,181,892
40,000	Eaton Vance Corp.	1,185,013	1,509,200
140,000	Federated Investors Inc., Cl. B	3,475,277	4,110,400
34,167	Fidelity Southern Corp.	284,705	468,088
270,000	H&R Block Inc.	4,898,488	8,372,700
60,000	Hudson City Bancorp Inc.	510,799	583,200
55,000	Interactive Brokers Group Inc., Cl. A	837,556	1,372,250
250,000	Janus Capital Group Inc.	2,233,074	3,635,000
274,000	JPMorgan Chase & Co.	9,683,358	16,505,760
82,758	Julius Baer Group Ltd.	2,738,518	3,714,445
40,000	Kemper Corp.	1,156,156	1,366,000
90,100	Kinnevik Investment AB, Cl. A	1,682,511	3,253,889
19,000	Kinnevik Investment AB, Cl. B	278,394	686,433
473,000	Legg Mason Inc.	11,114,576	24,198,680
15,000	Leucadia National Corp.	263,160	357,600
180,000	Loews Corp.	7,797,363	7,498,800
158,000	M&T Bank Corp.	11,613,841	19,479,820
365,000	Marsh & McLennan Companies Inc.	11,002,192	19,104,100
370,000	Morgan Stanley	9,894,694	12,790,900
360,000	Navient Corp.	3,150,297	6,375,600
220,000	Northern Trust Corp.	10,796,541	14,966,600
28,000	Och-Ziff Capital Management Group LLC, Cl. A	283,762	299,880
40,000	Oritani Financial Corp.	400,000	563,600
45,000	Popular Inc.†	1,154,011	1,324,575
150,000	Protective Life Corp.	10,422,810	10,411,500

See accompanying notes to financial statements.

9

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2014

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Financial Services (Continued)
47,000	Royal Bank of Canada	$2,501,861	$3,358,150
350,000	SLM Corp.	1,748,305	2,996,000
170,000	State Street Corp.	7,766,302	12,513,700
315,625	Sterling Bancorp	3,529,115	4,036,844
12,000	SunTrust Banks Inc.	251,737	456,360
82,000	T. Rowe Price Group Inc.	3,733,964	6,428,800
110,000	TD Ameritrade Holding Corp.	1,855,851	3,670,700
1,040,000	The Bank of New York Mellon Corp.	29,547,257	40,279,200
3,000	The Dun & Bradstreet Corp.	105,969	352,410
22,600	The Goldman Sachs Group Inc.	2,835,108	4,148,682
180,000	The Hartford Financial Services Group Inc.	5,665,884	6,705,000
106,000	The PNC Financial Services Group Inc.	5,651,498	9,071,480
27,000	The Travelers Companies Inc.	1,032,136	2,536,380
90,000	W. R. Berkley Corp.	3,297,008	4,302,000
140,000	Waddell & Reed Financial Inc., Cl. A	3,211,846	7,236,600
920,000	Wells Fargo & Co.	29,357,941	47,720,400
410,000	Wright Investors’ Service Holdings Inc.†	1,009,526	713,400

		280,304,997	434,093,154

	Food and Beverage — 10.6%
1,000	Ajinomoto Co. Inc.	15,519	16,640
30,000	Anheuser-Busch InBev NV	496,266	3,339,017
194,392	Brown-Forman Corp., Cl. A	7,502,319	17,337,822
20,250	Brown-Forman Corp., Cl. B	825,919	1,826,955
240,000	Campbell Soup Co.	7,706,851	10,255,200
80,000	Coca-Cola Amatil Ltd., ADR	246,845	606,000
20,000	Coca-Cola Enterprises Inc.	450,000	887,200
14,500	Coca-Cola Femsa SAB de CV, ADR	590,410	1,460,440
18,000	Constellation Brands Inc., Cl. A†	223,261	1,568,880
144,541	Danone SA	7,437,734	9,675,865
550,000	Davide Campari-Milano SpA	3,822,395	3,970,103
60,000	Dean Foods Co.	813,595	795,000
3,000	Diageo plc	79,177	86,812
102,000	Diageo plc, ADR	6,285,132	11,770,800
100,000	Dr Pepper Snapple Group Inc.	2,204,944	6,431,000
133,000	Fomento Economico Mexicano SAB de CV, ADR	3,194,849	12,242,650
275,000	General Mills Inc.	7,537,273	13,873,750
3,000,000	Grupo Bimbo SAB de CV, Cl. A	2,411,096	8,698,112
148,000	Heineken NV	6,988,553	11,073,876
17,000	Heineken NV, ADR	430,190	635,460
240,000	ITO EN Ltd.	4,972,831	5,065,876

			Market
Shares		Cost	Value
40,000	Kellogg Co.	$2,011,521	$2,464,000
320,000	Kraft Foods Group Inc.	9,916,126	18,048,000
28,000	McCormick & Co. Inc., Non-Voting	1,282,199	1,873,200
990,000	Mondelēz International Inc., Cl. A	19,070,335	33,922,350
115,000	Nestlé SA	3,174,203	8,462,082
65,000	Nestlé SA, ADR	3,829,280	4,785,950
130,000	NISSIN FOODS HOLDINGS CO. LTD.	4,309,367	6,756,325
4,200,000	Parmalat SpA	11,859,744	13,262,097
120,053	PepsiCo Inc.	7,713,785	11,175,734
45,000	Pernod Ricard SA	3,674,041	5,094,919
10,000	Post Holdings Inc.†	263,033	331,800
58,000	Remy Cointreau SA	3,534,133	4,175,666
20,000	SABMiller plc	733,959	1,111,454
220,000	Sapporo Holdings Ltd.	1,080,450	846,501
972,000	The Coca-Cola Co.	23,531,785	41,465,520
2,000	The Hershey Co.	72,601	190,860
161,003	The WhiteWave Foods Co.†	2,204,291	5,849,239
92,343	Tootsie Roll Industries Inc.	1,956,715	2,584,681
72,000	Tyson Foods Inc., Cl. A	727,056	2,834,640
155,000	Yakult Honsha Co. Ltd.	4,171,714	8,140,415

		169,351,497	294,992,891

	Health Care — 13.9%
40,000	Abbott Laboratories	1,143,091	1,663,600
20,000	AbbVie Inc.	496,537	1,155,200
33,000	Actavis plc†	4,752,000	7,962,240
43,324	Aetna Inc.	1,782,357	3,509,244
144,000	Baxter International Inc.	6,197,515	10,334,880
157,000	Becton, Dickinson and Co.	11,298,691	17,868,170
23,500	Bio-Rad Laboratories Inc., Cl. A†	2,427,191	2,664,900
780,000	Boston Scientific Corp.†	6,476,514	9,211,800
650,000	Bristol-Myers Squibb Co.	17,077,002	33,267,000
303,000	Covidien plc	10,839,112	26,212,530
449,000	Eli Lilly & Co.	17,859,208	29,117,650
20,000	Express Scripts Holding Co.†	1,010,819	1,412,600
14,076	GlaxoSmithKline plc, ADR	635,995	647,074
22,000	Henry Schein Inc.†	566,365	2,562,340
237,000	Hospira Inc.†	7,861,633	12,331,110
320,000	Johnson & Johnson	20,207,972	34,108,800
23,000	Laboratory Corp. of America Holdings†	1,748,126	2,340,250
96,000	Mead Johnson Nutrition Co.	4,500,905	9,237,120
30,000	Medtronic Inc.	1,005,816	1,858,500
510,000	Merck & Co. Inc.	15,703,221	30,232,800
279,000	Novartis AG, ADR	15,298,186	26,262,270
215,000	Patterson Companies Inc.	7,565,090	8,907,450
1,310,000	Pfizer Inc.	26,526,743	38,736,700
136,000	Roche Holding AG, ADR	2,632,469	5,030,640

See accompanying notes to financial statements.

10

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2014

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
40,000	Roche Holding AG, Genusschein	$5,894,355	$11,861,318
65,000	Sigma-Aldrich Corp.	8,895,270	8,840,650
51,000	St. Jude Medical Inc.	2,043,058	3,066,630
255,000	Tenet Healthcare Corp.†	7,180,956	15,144,450
240,000	UnitedHealth Group Inc.	9,652,496	20,700,000
18,000	William Demant Holding A/S†	880,509	1,380,798
60,000	Wright Medical Group Inc.†	949,266	1,818,000
54,000	Zimmer Holdings Inc.	3,182,725	5,429,700
70,000	Zoetis Inc.	2,041,079	2,586,500

		226,332,272	387,462,914

	Hotels and Gaming — 1.0%
115,000	International Game Technology	1,774,867	1,940,050
1,775,000	Ladbrokes plc	7,073,477	3,723,515
149,000	Las Vegas Sands Corp.	2,531,398	9,269,290
80,000	MGM Resorts International†	813,235	1,822,400
45,000	Ryman Hospitality Properties Inc.	1,712,312	2,128,500
80,000	Starwood Hotels & Resorts Worldwide Inc.	1,673,543	6,656,800
14,500	Wynn Resorts Ltd.	468,737	2,712,660

		16,047,569	28,253,215

	Machinery — 1.1%
6,000	Caterpillar Inc.	35,181	594,180
315,400	Deere & Co.	15,697,713	25,859,646
150,000	Xylem Inc.	4,170,939	5,323,500

		19,903,833	31,777,326

	Metals and Mining — 1.5%
940,000	Alcoa Inc.	9,845,411	15,124,600
10,000	Carpenter Technology Corp.	327,255	451,500
375,002	Freeport-McMoRan Inc.	7,078,388	12,243,815
385,000	Newmont Mining Corp.	14,848,100	8,874,250
415,000	Peabody Energy Corp.	8,389,282	5,137,700
2,000	Royal Gold Inc.	88,166	129,880
6,615	Teck Resources Ltd., Cl. B	533,053	125,277

		41,109,655	42,087,022

	Paper and Forest Products — 0.1%
70,000	International Paper Co.	2,221,538	3,341,800
	Publishing — 0.0%
1,000	Graham Holdings Co., Cl. B	442,591	699,590
1,504	News Corp., Cl. B†	8,506	24,260
14,625	Time Inc.†	135,414	342,664
3,000	Value Line Inc.	41,976	47,910

		628,487	1,114,424

	Real Estate — 0.0%
78,000	Dream Unlimited Corp., Cl. A†	1,030,053	913,755

			Market
Shares		Cost	Value
10,000	Griffin Land & Nurseries Inc.	$224,290	$287,000

		1,254,343	1,200,755

	Real Estate Investment Trusts — 0.6%
70,000	Plum Creek Timber Co. Inc.	2,874,828	2,730,700
9,000	Rayonier Inc.	195,789	280,260
460,000	Weyerhaeuser Co.	11,163,328	14,655,600

		14,233,945	17,666,560

	Retail — 7.6%
16,000	Compagnie Financiere Richemont SA	540,728	1,313,083
40,266	Copart Inc.†	696,640	1,260,930
217,000	Costco Wholesale Corp.	11,257,102	27,194,440
575,000	CVS Health Corp.	20,427,489	45,764,250
35,000	Hertz Global Holdings Inc.†	873,697	888,650
113,800	Ingles Markets Inc., Cl. A	2,071,571	2,695,922
430,000	J.C. Penney Co. Inc.†	7,058,568	4,317,200
1,000	Lands’ End Inc.†	31,291	41,120
500,000	Macy’s Inc.	7,988,643	29,090,000
230,017	Safeway Inc.	4,905,407	7,889,583
214	Sears Canada Inc.	2,288	2,042
500	Sears Holdings Corp.†	32,065	12,615
109	Sears Hometown and Outlet Stores Inc.†	2,759	1,689
90,000	Seven & i Holdings Co. Ltd.	2,692,986	3,490,859
510,000	The Home Depot Inc.	14,399,640	46,787,400
155,000	Tractor Supply Co.	1,350,216	9,534,050
125,000	Walgreen Co.	3,937,736	7,408,750
215,000	Wal-Mart Stores Inc.	10,154,632	16,441,050
10,000	Weis Markets Inc.	300,480	390,300
225,000	Whole Foods Market Inc.	4,366,345	8,574,750

		93,090,283	213,098,683

	Specialty Chemicals — 1.9%
43,000	Albemarle Corp.	564,900	2,532,700
38,500	Ashland Inc.	1,213,047	4,007,850
110,000	E. I. du Pont de Nemours and Co.	4,977,812	7,893,600
295,000	Ferro Corp.†	2,499,418	4,274,550
8,000	FMC Corp.	186,076	457,520
48,000	H.B. Fuller Co.	991,533	1,905,600
232,000	International Flavors & Fragrances Inc.	11,208,738	22,244,160
3,000	NewMarket Corp.	11,578	1,143,060
4,000	Quaker Chemical Corp.	72,820	286,760
3,000	Rockwood Holdings Inc.	123,567	229,350
40,000	Sensient Technologies Corp.	822,757	2,094,000
110,000	The Dow Chemical Co.	3,775,232	5,768,400
4,000	Zep Inc.	17,026	56,080

		26,464,504	52,893,630

See accompanying notes to financial statements.

11

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2014

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Telecommunications — 3.0%
335,000	AT&T Inc.	$8,809,506	$11,805,400
515,000	BCE Inc.	11,794,458	22,021,400
55,000	Belgacom SA	1,742,927	1,914,542
50,000	BT Group plc, Cl. A	204,914	307,692
16,000	BT Group plc, ADR	469,025	983,680
40,000	CenturyLink Inc.	1,274,072	1,635,600
570,000	Cincinnati Bell Inc.†	2,113,891	1,920,900
435,000	Deutsche Telekom AG, ADR	6,985,799	6,577,200
36,000	Loral Space & Communications Inc.†	1,458,551	2,585,160
25,000	Orange SA, ADR	424,798	368,500
33,220	Sprint Corp.†	188,357	210,615
45,010	Telefonica SA, ADR	428,921	691,804
390,000	Telephone & Data Systems Inc.	11,671,223	9,344,400
24,000	TELUS Corp.	185,454	819,465
30,000	TELUS Corp., New York	687,084	1,025,400
410,720	Verizon Communications Inc.	15,449,603	20,531,893

		63,888,583	82,743,651

	Transportation — 0.4%
171,000	GATX Corp.	6,081,094	9,981,270

	Wireless Communications — 0.8%
6,500,000	Cable & Wireless Communications plc	4,828,084	4,942,045
9,000	Millicom International Cellular SA	734,447	720,630
42,000	Millicom International Cellular SA, SDR	3,414,021	3,372,921
240,000	NTT DoCoMo Inc.	3,485,733	4,005,653
95,000	Turkcell Iletisim Hizmetleri A/S, ADR†	1,450,086	1,248,300
32,000	United States Cellular Corp.†	1,394,584	1,135,360
200,000	Vodafone Group plc, ADR	10,017,169	6,578,000

		25,324,124	22,002,909

	TOTAL COMMON STOCKS	1,600,068,042	2,735,288,496

	CONVERTIBLE PREFERRED STOCKS — 0.1%
	Food and Beverage — 0.0%
1,000	Post Holdings Inc., 3.750%(a)	100,000	90,065

	Telecommunications — 0.1%
31,500	Cincinnati Bell Inc., 6.750%, Ser. B	766,264	1,507,905

	TOTAL CONVERTIBLE PREFERRED STOCKS	866,264	1,597,970

			Market
Shares		Cost	Value
	RIGHTS — 0.0%
	Financial Services — 0.0%
22,215	Banco Popular Espanol SA, expire 10/13/14†	$0	$309

	WARRANTS — 0.0%
	Energy and Utilities: Natural Gas — 0.0%
330,000	Kinder Morgan Inc., expire 05/25/17†	589,946	1,201,200

Principal
Amount
	CONVERTIBLE CORPORATE BONDS — 0.1%
	Building and Construction — 0.1%
$1,000,000	Layne Christensen Co. 4.250%, 11/15/18(a)	1,000,000	820,000

	Transportation — 0.0%
600,000	Navistar International Corp., Sub. Deb. 4.500%, 10/15/18(a)	597,533	586,875

	TOTAL CONVERTIBLE CORPORATE BONDS	1,597,533	1,406,875

	CORPORATE BONDS — 0.2%
	Diversified Industrial — 0.2%
6,000,000	Griffon Corp., Sub. Deb.,, 4.000%, 01/15/17(a)	5,983,616	6,678,750

	Energy and Utilities: Electric — 0.0%
100,000	Texas Competitive Electric Holdings Co. LLC, Ser. B, 10.250%, 11/01/15†	83,290	12,500

	TOTAL CORPORATE BONDS	6,066,906	6,691,250

	U.S. GOVERNMENT OBLIGATIONS — 1.5%
41,125,000	U.S. Treasury Bills, 0.000% to 0.050%††, 10/16/14 to 03/26/15	41,120,321	41,122,709

	TOTAL INVESTMENTS — 100.0%	$1,650,309,012	2,787,308,809

	Other Assets and Liabilities (Net) — 0.0%		1,311,844

	NET ASSETS — 100.0%		$2,788,620,653

See accompanying notes to financial statements.

12

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2014

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the market value of Rule 144A securities amounted to $8,175,690 or 0.29% of net assets.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

13

The Gabelli Equity Income Fund

Statement of Assets and Liabilities

September 30, 2014

Assets:
Investments, at value (cost $1,650,309,012)	$2,787,308,809
Receivable for Fund shares sold	4,727,339
Receivable for investments sold	4,459,904
Dividends and interest receivable	4,455,142
Prepaid expenses	33,949

Total Assets	2,800,985,143

Liabilities:
Payable to custodian	170,383
Payable for Fund shares redeemed	4,869,208
Payable for investments purchased	3,507,836
Payable for investment advisory fees	2,351,419
Payable for distribution fees	657,082
Payable for accounting fees	15,000
Other accrued expenses	793,562

Total Liabilities	12,364,490

Net Assets (applicable to 98,370,024 shares outstanding)	$2,788,620,653

Net Assets Consist of:
Paid-in capital	$1,661,901,180
Undistributed net investment income	2,990,000
Distributions in excess of net realized gain on investments and foreign currency transactions	(13,246,132)
Net unrealized appreciation on investments	1,136,999,797
Net unrealized depreciation on foreign currency translations	(24,192)

Net Assets	$2,788,620,653

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($1,604,629,179 ÷ 56,207,222 shares outstanding; 150,000,000 shares authorized)	$28.55

Class A:
Net Asset Value and redemption price per share ($209,501,250 ÷ 7,362,640 shares outstanding; 50,000,000 shares authorized)	$28.45

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$30.19

Class C:
Net Asset Value and offering price per share ($321,771,921 ÷ 12,378,814 shares outstanding; 50,000,000 shares authorized)	$25.99	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($652,718,303 ÷ 22,421,348 shares outstanding; 50,000,000 shares authorized)	$29.11

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended September 30, 2014

Investment Income:
Dividends (net of foreign withholding taxes of $829,200)	$67,148,046
Interest	322,550

Total Investment Income	67,470,596

Expenses:
Investment advisory fees	27,755,898
Distribution fees - Class AAA	4,492,920
Distribution fees - Class A	595,013
Distribution fees - Class C	2,836,342
Shareholder services fees	2,306,043
Shareholder communication expenses	380,333
Custodian fees	309,268
Registration expenses	87,798
Directors’ fees	77,420
Legal and audit fees	69,174
Accounting fees	45,000
Interest expense	429
Miscellaneous expenses	128,823

Total Expenses	39,084,461

Net Investment Income	28,386,135

Net Realized and Unrealized Gain/(Loss) on
Investments and Foreign Currency:
Net realized gain on investments	47,306,272
Net realized loss on foreign currency transactions	(22,622)

Net realized gain on investments and foreign currency transactions	47,283,650

Net change in unrealized appreciation/depreciation:
on investments	247,030,504
on foreign currency translations	(31,958)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	246,998,546

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	294,282,196

Net Increase in Net Assets Resulting from Operations	$322,668,331

See accompanying notes to financial statements.

14

The Gabelli Equity Income Fund

Statement of Changes in Net Assets

	Year Ended September 30, 2014	Year Ended September 30, 2013
Operations:
Net investment income	$28,386,135	$26,349,004
Net realized gain on investments and foreign currency transactions	47,283,650	56,442,895
Net change in unrealized appreciation on investments and foreign currency translations	246,998,546	366,269,689

Net Increase in Net Assets Resulting from Operations	322,668,331	449,061,588

Distributions to Shareholders:
Net investment income
Class AAA	(27,406,848)	(41,888,838)
Class A	(3,639,863)	(4,873,154)
Class C	(2,641,166)	(5,331,075)
Class I	(7,939,425)	(8,549,926)

	(41,627,302)	(60,642,993)

Net realized gain
Class AAA	(20,871,995)	—
Class A	(2,726,111)	—
Class C	(4,571,309)	—
Class I	(8,346,719)	—

	(36,516,134)	—

Return of capital
Class AAA	(41,806,373)	—
Class A	(5,575,681)	—
Class C	(9,187,258)	—
Class I	(9,001,319)	—

	(65,570,631)	—

Total Distributions to Shareholders	(143,714,067)	(60,642,993)

Capital Share Transactions:
Class AAA	(250,759,913)	(152,071,501)
Class A	(22,635,248)	20,867,415
Class C	84,763,874	34,744,935
Class I	249,070,109	18,369,702

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	60,438,822	(78,089,449)

Redemption Fees	13,357	12,890

Net Increase in Net Assets	239,406,443	310,342,036
Net Assets:
Beginning of year	2,549,214,210	2,238,872,174

End of year (including undistributed net investment income of $2,990,000 and $2,365,606, respectively)	$2,788,620,653	$2,549,214,210

See accompanying notes to financial statements.

15

The Gabelli Equity Income Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return †	Net Assets End of Year (in 000’s)	Net Investment Income	Operating Expenses	Portfolio Turnover Rate

Class AAA
2014	$26.68	$0.30	$3.05	$3.35	$(0.44)	$(0.38)	$(0.66)	$(1.48)	$0.00	$28.55	12.64%	$1,604,629	1.06%	1.37%	4%
2013	22.54	0.29	4.49	4.78	(0.64)	—	—	(0.64)	0.00	26.68	21.38	1,726,724	1.15	1.39	6
2012	18.52	0.25	4.13	4.38	(0.35)	—	(0.01)	(0.36)	0.00	22.54	23.78	1,603,696	1.17	1.40	6
2011	18.65	0.16	0.07	0.23	(0.16)	—	(0.20)	(0.36)	0.00	18.52	1.05	1,464,658	0.79	1.41	14
2010	17.14	0.23	1.64	1.87	(0.23)	—	(0.13)	(0.36)	0.00	18.65	11.03	1,330,970	1.29	1.44	14
Class A
2014	$26.59	$0.30	$3.04	$3.34	$(0.44)	$(0.38)	$(0.66)	$(1.48)	$0.00	$28.45	12.64%	$209,501	1.07%	1.37%	4%
2013	22.47	0.28	4.48	4.76	(0.64)	—	—	(0.64)	0.00	26.59	21.36	215,353	1.14	1.39	6
2012	18.47	0.25	4.11	4.36	(0.35)	—	(0.01)	(0.36)	0.00	22.47	23.73	164,177	1.19	1.40	6
2011	18.60	0.17	0.06	0.23	(0.16)	—	(0.20)	(0.36)	0.00	18.47	1.06	115,210	0.82	1.41	14
2010	17.09	0.24	1.63	1.87	(0.23)	—	(0.13)	(0.36)	0.00	18.60	11.06	67,314	1.35	1.44	14
Class C
2014	$24.59	$0.08	$2.80	$2.88	$(0.25)	$(0.38)	$(0.85)	$(1.48)	$0.00	$25.99	11.78%	$321,772	0.31%	2.12%	4%
2013	20.97	0.09	4.17	4.26	(0.64)	—	—	(0.64)	0.00	24.59	20.50	224,804	0.38	2.14	6
2012	17.38	0.09	3.86	3.95	(0.21)	—	(0.15)	(0.36)	0.00	20.97	22.85	161,842	0.46	2.15	6
2011	17.65	0.02	0.07	0.09	(0.02)	—	(0.34)	(0.36)	0.00	17.38	0.31	98,296	0.09	2.16	14
2010	16.36	0.10	1.55	1.65	(0.23)	—	(0.13)	(0.36)	0.00	17.65	10.20	43,429	0.61	2.19	14
Class I
2014	$27.11	$0.38	$3.10	$3.48	$(0.51)	$(0.38)	$(0.59)	$(1.48)	$0.00	$29.11	12.92%	$652,719	1.28%	1.12%	4%
2013	22.84	0.35	4.56	4.91	(0.64)	—	—	(0.64)	0.00	27.11	21.67	382,333	1.38	1.14	6
2012	18.71	0.33	4.16	4.49	(0.36)	—	—	(0.36)	0.00	22.84	24.13	309,157	1.54	1.15	6
2011	18.80	0.23	0.04	0.27	(0.22)	—	(0.14)	(0.36)	0.00	18.71	1.26	112,929	1.10	1.16	14
2010	17.23	0.35	1.58	1.93	(0.23)	—	(0.13)	(0.36)	0.00	18.80	11.32	41,204	1.92	1.19	14

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

16

The Gabelli Equity Income Fund

Notes to Financial Statements

1. Organization. The Gabelli Equity Income Fund is a series of the Gabelli Equity Series Funds, Inc. (the “Corporation”). The Corporation was incorporated on July 25, 1991 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of three separately managed portfolios of the Corporation. The Fund seeks to provide a high level of total return on its assets with an emphasis on income. The Fund commenced investment operations on January 2, 1992.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

17

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
—	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2014 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 9/30/14
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$2,735,288,496	—	$2,735,288,496
Convertible Preferred Stocks (a)	1,597,970	—	1,597,970
Rights (a)	309	—	309
Warrants (a)	1,201,200	—	1,201,200
Convertible Corporate Bonds (a)	—	$1,406,875	1,406,875
Corporate Bonds (a)	—	6,691,250	6,691,250
U.S. Government Obligations	—	41,122,709	41,122,709
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$2,738,087,975	$49,220,834	$2,787,308,809

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have material transfers between Level 1 and Level 2 during the year ended September 30, 2014. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at September 30, 2014.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or

18

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2014, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination

19

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

of swap agreements. At September 30, 2014, the Fund held no investments in equity contract for difference swap agreements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of September 30, 2014, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

20

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the recharacterization of distributions. These reclassifications have no impact on the NAV of the Fund. For the year ended September 30, 2014, reclassifications were made to increase undistributed net investment income by $13,865,561 and decrease distributions in excess of net realized gain on investments and foreign currency transactions by $290,411, with an offsetting adjustment to paid-in-capital.

The tax character of distributions paid during the years ended September 30, 2014 and 2013 was as follows:

	Year Ended	Year Ended
	September 30, 2014	September 30, 2013
Distributions paid from:
Ordinary income	$41,627,302	$60,642,993
Net long term capital gains	36,516,134	—
Return of capital	65,570,631	—

Total distributions paid	$143,714,067	$60,642,993

The Fund has a fixed distribution policy. Under the policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the calendar year are made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Dividend, subject to the maximum federal income tax rate of 20%, and may cause such gains to be treated as ordinary income subject to a maximum federal income tax rate of 39.6%. In addition, for taxable years beginning on or after January 1, 2013, certain U.S. shareholders who are individuals, estates, or trusts and whose income exceeds certain thresholds will be required to pay 3.8% Medicare tax on their “net investment income,” which includes dividends received from the Fund and capital gains from the sale or other disposition of shares of the Fund. Distributions sourced from paid-in capital should not be considered as dividend yield

21

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

or the total return from an investment in the Fund. The Board continues to evaluate its distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At September 30, 2014, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments	$1,126,741,459
Qualified late year loss deferral	(21,986)

Total	$1,126,719,473

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred. As a result of the rule, post enactment capital losses that are carried forward will retain their character as either short term or long term capital losses.

During the year ended September 30, 2014, the Fund utilized capital loss carryforwards of $14,023,002.

At September 30, 2014, the differences between book basis and tax basis unrealized appreciation were primarily due to deferral of losses from wash sales for tax purposes and tax basis adjustments on investments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2014:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$1,660,543,158	$1,172,230,390	$(45,464,739)	$1,126,765,651

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. As of September 30, 2014, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program

22

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Corporation pays each Director who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended September 30, 2014, other than short term securities and U.S. Government obligations, aggregated $94,960,534 and $142,224,099, respectively.

6. Transactions with Affiliates. During the year ended September 30, 2014, the Fund paid brokerage commissions on security trades of $79,684 to G.research, Inc., an affiliate of the Adviser. Additionally, the Distributor retained a total of $258,123 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended September 30, 2014, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR rate plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. During the year ended September 30, 2014, there were no borrowings under the line of credit.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, directly through the Distributor, or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds

23

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended September 30, 2014 and 2013, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	September 30, 2014		September 30, 2013
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	6,104,249	$173,799,360	7,432,312	$184,885,486
Shares issued upon reinvestment of distributions	3,029,246	86,808,062	1,589,668	40,317,142
Shares redeemed	(17,655,748)	(511,367,335)	(15,448,311)	(377,274,129)

Net (decrease)	(8,522,253)	$(250,759,913)	(6,426,331)	$(152,071,501)

Class A
Shares sold	2,168,130	$61,699,822	2,373,529	$59,611,052
Shares issued upon reinvestment of distributions	355,177	10,149,638	159,832	4,056,585
Shares redeemed	(3,258,793)	(94,484,708)	(1,741,311)	(42,800,222)

Net increase/(decrease)	(735,486)	$(22,635,248)	792,050	$20,867,415

Class C
Shares sold	4,166,730	$109,305,673	2,804,546	$66,345,646
Shares issued upon reinvestment of distributions	496,540	13,046,277	166,930	3,934,359
Shares redeemed	(1,427,603)	(37,588,076)	(1,545,194)	(35,535,070)

Net increase	3,235,667	$84,763,874	1,426,282	$34,744,935

Class I
Shares sold	11,933,805	$354,287,712	5,027,715	$128,728,851
Shares issued upon reinvestment of distributions	738,803	21,622,925	270,917	6,997,768
Shares redeemed	(4,354,513)	(126,840,528)	(4,731,705)	(117,356,917)

Net increase	8,318,095	$249,070,109	566,927	$18,369,702

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

24

The Gabelli Equity Income Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Gabelli Equity Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Equity Income Fund (the “Fund”), a series of Gabelli Equity Series Funds, Inc., as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Equity Income Fund, a series of Gabelli Equity Series Funds, Inc., at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 25, 2014

25

The Gabelli Equity Income Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Equity Income Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s)	Term of Office	Number of Funds
Address[1]	and Length of	in Fund Complex	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	Overseen by Director	During Past Five Years	Held by Director[4]

INTERESTED DIRECTORS[3] :

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 72	Since 1991	28	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc., and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/ GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group, Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

John D. Gabelli Director Age: 70	Since 1991	10	Senior Vice President of G.research, Inc.	—

INDEPENDENT DIRECTORS[5] :

Anthony J. Colavita Director Age: 78	Since 1991	37	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 70	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics); Director of the LGL Group, Inc. (diversified manufacturing) (2011-2014)

Robert J. Morrissey Director Age: 75	Since 1991	6	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board, Belmont Savings Bank (banking)

Kuni Nakamura Director Age: 46	Since 2009	14	President of Advanced Polymer, Inc. (chemical wholesale company)	—

Anthony R. Pustorino Director Age: 89	Since 1991	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of the LGL Group, Inc. (diversified manufacturing) (2002-2011)

Anthonie C. van Ekris Director Age: 80	Since 1991	20	Chairman and Chief Executive Officer of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Director Age: 68	Since 2001	31	Chairman of Zizza & Associates Corp. (financial consulting); Chairman of Metropolitan Paper Recycling, Inc. (recycling) (since 2005); Chairman of Harbor Diversified, Inc. (biotechnology) (since 1999); Chairman of BAM (semiconductor and aerospace manufacturing) (since 2000); Chairman of Bergen Cove Realty Inc. (since 2002)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Chairman of Bion Environmental Technologies (technology); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

26

The Gabelli Equity Income Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s)	Term of Office
Address[1]	and Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 62	Since 1991	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988, and an Officer of registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Andrea R. Mango Secretary Age: 42	Since November 2013	Counsel of Gabelli Funds, LLC; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company 2011-2013; Vice President and Counsel of Deutsche Bank 2006-2011

Agnes Mullady Treasurer Age: 56	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of registered investment companies in the Gabelli/ GAMCO Funds Complex

Richard J. Walz Chief Compliance Officer Age: 55	Since November 2013	Chief Compliance Officer of the Gabelli/GAMCO Funds Complex; Chief Compliance Officer of AEGON USA Investment Management LLC 2011-2013; Chief Compliance Officer of Cutwater Asset Management 2004-2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Messers. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

27

The Gabelli Equity Income Fund

2014 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended September 30, 2014, the Fund paid to shareholders, ordinary income distributions (inclusive of short term capital gains) totaling $0.437, $0.437, $0.245, and $0.508 per share for Class AAA, Class A, Class C, and Class I Shares, respectively, and long term capital gains totaling $36,516,134, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended September 30, 2014, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.53% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

28

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and GAMCO Asset Management Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

—	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

—	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

This page was intentionally left blank.

GABELLI EQUITY INCOME FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. For each fund with at least a three year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure (including the effects of sales charges, loads, and redemption fees) that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. © 2014 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Gabelli Equity Series Funds, Inc.

THE GABELLI EQUITY INCOME FUND

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)

f	914-921-5118

e	info@gabelli.com

GABELLI.COM

Net Asset Value per share available daily by

calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS	Anthonie C. van Ekris
Mario J. Gabelli, CFA	Chairman,
Chairman and	BALMAC International, Inc.
Chief Executive Officer,	Salvatore J. Zizza
GAMCO Investors, Inc.	Chairman,
Zizza & Associates Corp.
Anthony J. Colavita
President,	OFFICERS
Anthony J. Colavita, P.C.	Bruce N. Alpert
President
Vincent D. Enright	Andrea R. Mango
Former Senior Vice	Secretary
President and Chief	Agnes Mullady
Financial Officer,	Treasurer
KeySpan Corp.	Richard J. Walz
Chief Compliance Officer
John D. Gabelli
Senior Vice President,	DISTRIBUTOR
G.research, Inc.	G.distributors, LLC

Robert J. Morrissey	CUSTODIAN, TRANSFER
Partner,	AGENT, AND DIVIDEND
Morrissey, Hawkins & Lynch	DISBURSING AGENT
State Street Bank and Trust
Kuni Nakamura	Company
President,
Advanced Polymer, Inc.	LEGAL COUNSEL
Skadden, Arps, Slate, Meagher &
Anthony R. Pustorino	Flom LLP
Certified Public Accountant,
Professor Emeritus,
Pace University

This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Overall Morningstar RatingTM

Morningstar® rated The Gabelli Equity Income Fund Class AAA Shares 4 stars overall, 2 stars for the three year period, 3 stars for the five year period, and 5 stars for the ten year period ended September 30, 2014 among 1,343, 1,343, 1,204, and 804 Large Blend funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

GAB444Q314AR

The Gabelli Small Cap Growth Fund

Annual Report — September 30, 2014

Morningstar® rated The Gabelli Small Cap Growth Fund Class AAA Shares 4 stars overall, 3 stars for the three year period, 4 stars for the five year period, and 5 stars for the ten year period ended September 30, 2014 among 616, 616, 563, and 351 Small
Blend funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

Mario J. Gabelli, CFA Portfolio Manager

To Our Shareholders,

For the year ended September 30, 2014, the net asset value (“NAV”) per Class AAA Share of The Gabelli Small Cap Growth Fund increased 5.5% compared with a increase of 3.9% for the Russell 2000 Index. See page 2 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of September 30, 2014.

Performance Discussion

The last calendar quarter of 2013 provided a fitting end to a strong year. The U.S. entered its fourth consecutive year of expansion due to a rebounding housing market, improving job growth, and an accommodative monetary policy.

Stocks rose modestly in the first quarter of 2014, despite the largely negative geopolitical and macroeconomic events that dominated headlines. The Russian Federation’s annexation of Crimea took center stage, while other emerging market currencies fell. Back in the U.S., the economy continued to expand slowly and saw Janet Yellen sworn in as Chair of the Board of Governors of the Federal Reserve System.

The second quarter of 2014 saw heightened tensions in Ukraine and the previously little known group ISIS executing a lightning fast takeover of much of oil rich northern Iraq. U.S. job growth and the housing market continued to improve, but neither to the extent that caused the Federal Reserve to accelerate the withdrawal of stimulus. The market was also heartened by a surge in mergers and acquisitions, as quarterly global transaction volumes more than doubled year-on-year and exceeded $1 trillion for the first time since 1998.

The third quarter saw a return of volatility to financial markets, as macroeconomic factors, including continued conflict in Ukraine and the Middle East, a slowdown in emerging markets growth, and Argentinian debt default on the last day of the month all weighing on the market. Concerns about the impact of communicable diseases on travel and leisure industries, and continued conflicts around the globe, whether in Ukraine, Iraq, Syria, or elsewhere, added to this effect.

Among the better performing stocks for the fiscal year were: RPC Inc. (1.5% of net assets as of September 30, 2014), a provider of oilfield services and equipment; Ferro Corp. (0.9%), a producer of specialty materials and chemicals; and O’Reilly Automotive Inc. (1.8%), a manufacturer of car parts. Our weaker performing stocks during the year were CNH Industrial NV (0.4%), a designer, producer, and seller of agricultural and construction equipment, trucks and commercial vehicles, and engines and transmissions for industrial and marine applications worldwide; GrafTech International Ltd. (0.2%), which manufactures and sells graphite and carbon material science based solutions; and Layne Christensen Co. (0.1%), a provider of water management, construction, and drilling services in North America and internationally.

We appreciate your loyalty and support.

Comparative Results

Average Annual Returns through September 30, 2014 (a)(b) (Unaudited)
	1 Year	5 Year	10 Year	Since Inception (10/22/91)
Class AAA (GABSX)	5.47%	14.62%	10.36%	13.00%
Russell 2000 Index	3.93	14.29	8.19	9.64
Class A (GCASX)	5.47	14.62	10.35	13.00
With sales charge (c)	(0.59)	13.27	9.70	12.71
Class C (GCCSX)	4.68	13.77	9.54	12.61
With contingent deferred sales charge (d)	3.68	13.77	9.54	12.61
Class I (GACIX)	5.72	14.91	10.54	13.09

In the current prospectuses dated January 28, 2014, the expense ratios for Class AAA, A, C, and I Shares are 1.39%, 1.39%, 2.14%, and 1.14%, respectively. See page 16 for the expense ratios for the year ended September 30, 2014. Class AAA and Class I Shares have no sales charge. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit our website at www.gabelli.com. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003, and the Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. Investing in small capitalization securities involves special risks because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. The Russell 2000 Index is an unmanaged indicator which measures the performance of the small cap segment of the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends September 30.
(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(d)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI SMALL CAP GROWTH FUND CLASS AAA AND THE RUSSELL 2000 INDEX (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Gabelli Small Cap Growth Fund Disclosure of Fund Expenses (Unaudited) For the Six Month Period from April 1, 2014 through September 30, 2014	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2014.

	Beginning Account Value 04/01/14	Ending Account Value 09/30/14	Annualized Expenses Ratio	Expense Paid During Period*
The Gabelli Small Cap Growth Fund
Actual Fund Return
Class AAA	$1,000.00	$ 961.10	1.39%	$ 6.83
Class A	$1,000.00	$ 961.10	1.39%	$ 6.83
Class C	$1,000.00	$ 957.30	2.14%	$10.50
Class I	$1,000.00	$ 962.10	1.14%	$ 5.61
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.10	1.39%	$ 7.03
Class A	$1,000.00	$1,018.10	1.39%	$ 7.03
Class C	$1,000.00	$1,014.34	2.14%	$10.81
Class I	$1,000.00	$1,019.35	1.14%	$ 5.77

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2014:

The Gabelli Small Cap Growth Fund

U.S. Government Obligations	11.5%
Equipment and Supplies	8.4%
Food and Beverage	7.9%
Automotive: Parts and Accessories	6.6%
Energy and Utilities	6.1%
Retail	5.9%
Diversified Industrial	5.6%
Business Services	5.2%
Health Care	4.8%
Financial Services	4.8%
Specialty Chemicals	4.3%
Aviation: Parts and Services	3.7%
Hotels and Gaming	3.0%
Building and Construction	2.4%
Computer Software and Services	2.3%
Entertainment	1.7%
Electronics	1.6%
Cable	1.3%
Consumer Products	1.3%
Telecommunications	1.3%
Publishing	1.2%
Real Estate	1.2%

Consumer Services	1.2%
Broadcasting	1.2%
Transportation	0.9%
Wireless Communications	0.9%
Machinery	0.9%
Automotive	0.7%
Metals and Mining	0.6%
Environmental Services	0.4%
Home Furnishings	0.4%
Manufactured Housing and Recreational Vehicles	0.3%
Communications Equipment	0.2%
Aerospace	0.2%
Closed-End Funds	0.1%
Educational Services	0.1%
Paper and Forest Products	0.1%
Closed-End Business Development Company	0.0%
Agriculture	0.0%
Other Assets and Liabilities (Net)	(0.3)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Small Cap Growth Fund

Schedule of Investments — September 30, 2014

Shares		Cost	Market Value
	COMMON STOCKS — 88.7%
	Aerospace — 0.2%
25,000	Embraer SA, ADR	$430,623	$980,500
260,000	Exelis Inc.	4,074,350	4,300,400
12,500	Innovative Solutions & Support Inc.†	47,898	65,187

		4,552,871	5,346,087

	Agriculture — 0.0%
350,075	Black Earth Farming Ltd., SDR†	698,077	212,490
12,000	Cadiz Inc.†	93,950	124,680
150,000	Ceres Inc.†	340,392	61,500

		1,132,419	398,670

	Automotive — 0.7%
755,080	Navistar International Corp.†	21,640,932	24,849,683
12,000	PACCAR Inc.	471,506	682,500

		22,112,438	25,532,183

	Automotive: Parts and Accessories — 6.5%
237,000	BorgWarner Inc.	1,335,295	12,468,570
750,000	Brembo SpA	8,426,693	24,553,825
90,022	China Automotive Systems Inc.	447,666	826,402
400,000	Cooper Tire & Rubber Co.	10,376,146	11,480,000
1,100,000	Dana Holding Corp.	9,063,721	21,087,000
1,041,038	Federal-Mogul Holdings Corp.†	13,362,028	15,480,235
760,000	Modine Manufacturing Co.†	9,616,561	9,021,200
22,000	Monro Muffler Brake Inc.	150,657	1,067,660
430,000	O’Reilly Automotive Inc.†	11,682,938	64,654,800
45,000	Puradyn Filter Technologies Inc.†	11,732	10,345
195,000	SORL Auto Parts Inc.†	1,145,902	848,250
80,375	Spartan Motors Inc.	388,580	375,351
230,000	Standard Motor Products Inc.	1,898,660	7,918,900
207,000	Strattec Security Corp.(a)	4,399,791	16,839,450
400,000	Superior Industries International Inc.	6,650,124	7,012,000
480,000	Tenneco Inc.†	4,240,395	25,108,800
830,000	The Pep Boys - Manny, Moe & Jack†	9,033,368	7,395,300
27,000	Thor Industries Inc.	250,194	1,390,500
70,000	Wonder Auto Technology Inc., Escrow†	0	70

		92,480,451	227,538,658

	Aviation: Parts and Services — 3.7%
25,000	AAR Corp.	302,990	603,750
9,500	Astronics Corp.†	20,799	452,960
12,340	Astronics Corp., Cl. B†	26,185	586,150
37,062	B/E Aerospace Inc.†	3,035,448	3,110,984

Shares		Cost	Market Value
5,000,000	BBA Aviation plc	$13,331,465	$26,343,525
500,000	Curtiss-Wright Corp.	14,149,715	32,960,000
44,000	Ducommun Inc.†	868,225	1,206,040
1,245,095	GenCorp Inc.†	8,096,303	19,884,167
860,077	Kaman Corp.	16,126,943	33,801,026
85,000	Moog Inc., Cl. A†	703,065	5,814,000
16,100	Moog Inc., Cl. B†	464,818	1,104,621
68,000	Woodward Inc.	1,052,020	3,238,160

		58,177,976	129,105,383

	Broadcasting — 1.2%
520,836	ACME Communications Inc.	526,973	22,136
240,217	Beasley Broadcast Group Inc., Cl. A	1,400,597	1,287,563
23,300	Cogeco Inc.	592,837	1,129,684
452,000	Crown Media Holdings Inc., Cl. A†	1,680,124	1,446,400
255,000	Gray Television Inc.†	542,316	2,009,400
47,215	Gray Television Inc., Cl. A†	132,085	298,399
50,000	ITV plc	173,576	168,436
80,000	Liberty Media Corp., Cl. A†	496,012	3,774,400
160,000	Liberty Media Corp., Cl. C†	962,847	7,518,400
450,000	LIN Media LLC, Cl. A†	6,628,500	9,990,000
115,000	Pandora Media Inc.†	1,564,177	2,778,400
560,054	Salem Communications Corp., Cl. A	2,165,554	4,262,011
170,000	Sinclair Broadcast Group Inc., Cl. A	1,335,314	4,435,300
450,000	Sirius XM Holdings Inc.†	219,282	1,570,500

		18,420,194	40,691,029

	Building and Construction — 2.4%
66,000	Beazer Homes USA Inc.†	1,228,434	1,107,480
295,000	D.R. Horton Inc.	3,487,620	6,053,400
750,000	Hovnanian Enterprises Inc., Cl. A†	1,928,866	2,752,500
200,000	KB Home	2,123,861	2,988,000
480,000	Layne Christensen Co.†	10,930,741	4,660,800
100,000	Lennar Corp., Cl. A	1,436,273	3,883,000
400,009	Lennar Corp., Cl. B	10,040,285	12,824,289
600,000	Louisiana-Pacific Corp.†	5,071,723	8,154,000
142,000	MDC Holdings Inc.	3,592,233	3,595,440
155,000	Meritage Homes Corp.†	3,454,885	5,502,500
12,500	Nortek Inc.†	459,613	931,250
2,800	NVR Inc.†	1,980,556	3,164,056
345,000	PulteGroup Inc.	2,447,273	6,092,700
200,000	Standard Pacific Corp.†	771,232	1,498,000
255,000	The Ryland Group Inc.	4,167,256	8,476,200
380,000	Toll Brothers Inc.†	7,446,446	11,840,800

		60,567,297	83,524,415

	Business Services — 5.2%
41,000	ACCO Brands Corp.†	390,205	282,900

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2014

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Business Services (Continued)
104,000	Ascent Capital Group Inc., Cl. A†	$2,628,985	$6,260,800
510,006	Clear Channel Outdoor Holdings Inc., Cl. A	1,979,729	3,437,440
84,000	Conversant Inc.†	1,083,047	2,877,000
1,183,000	Diebold Inc.	38,909,411	41,783,560
560,388	Edgewater Technology Inc.†	2,774,482	3,849,866
420,000	Furmanite Corp.†	1,870,692	2,839,200
100,000	GP Strategies Corp.†	832,568	2,872,000
30,000	GSE Systems Inc.†	130,842	46,800
365,000	Internap Network Services Corp.†	2,507,950	2,518,500
22,000	Lamar Advertising Co., Cl. A	196,856	1,083,500
17,000	Landauer Inc.	443,034	561,170
1,100,000	Live Nation Entertainment Inc.†	11,276,960	26,422,000
255,000	Loomis AB, Cl. B	2,728,946	7,297,325
192,000	Macquarie Infrastructure Co. LLC	2,457,611	12,806,400
95,000	McGrath RentCorp	2,581,641	3,249,000
155,000	ModusLink Global Solutions Inc.†	646,603	553,350
15,000	Sealed Air Corp.	362,982	523,200
120,000	Sohgo Security Services Co. Ltd.	1,459,559	2,820,697
139,000	Stamps.com Inc.†	1,128,498	4,414,640
56,000	Swisher Hygiene Inc.†	385,126	170,240
400,000	The Brink’s Co.	9,807,432	9,616,000
2,010,900	The Interpublic Group of Companies Inc.	15,552,320	36,839,688
100,000	TNT Express NV	884,371	633,297
33,050	TransAct Technologies Inc.	168,459	222,757
404,180	Trans-Lux Corp.†(a)	3,957,787	3,132,395
43,500	United Rentals Inc.†	277,353	4,832,850
14,444	Vectrus Inc.†	306,672	282,100

		107,730,121	182,228,675

	Cable — 1.3%
174,000	AMC Networks Inc., Cl. A†	2,124,059	10,165,080
555,068	Cablevision Systems Corp., Cl. A	956,653	9,719,241
10,000	Cogeco Cable Inc.	340,851	511,005
230,000	DIRECTV†	5,709,367	19,899,600
50,000	DISH Network Corp., Cl. A†	968,420	3,229,000
36,000	EchoStar Corp., Cl. A†	708,109	1,755,360
8,800	Liberty Global plc, Cl. A†	107,821	374,352
26,400	Liberty Global plc, Cl. C†	306,715	1,082,796

		11,221,995	46,736,434

Shares		Cost	Market Value
	Closed-End Business Development Company — 0.0%
113,000	MVC Capital Inc.	$1,287,652	$1,215,880

	Closed-End Funds — 0.1%
97,000	The Central Europe, Russia, and Turkey Fund Inc.	3,183,590	2,405,600
35,326	The European Equity Fund Inc.	357,164	290,026
74,748	The New Germany Fund Inc.	1,016,252	1,248,292

		4,557,006	3,943,918

	Communications Equipment — 0.2%
200,000	Communications Systems Inc.	1,706,888	2,232,000
53,000	Fortinet Inc.†	1,087,610	1,339,045
126,000	Riverbed Technology Inc.†	2,519,216	2,336,670
290,000	Sycamore Networks Inc.	412,061	100,920

		5,725,775	6,008,635

	Computer Software and Services — 2.3%
300,000	Activision Blizzard Inc.	4,509,997	6,237,000
22,000	Avid Technology Inc.†	220,686	222,200
2,000	Blackbaud Inc.	78,260	78,580
300,000	Compuware Corp.	3,198,980	3,183,000
590,000	EarthLink Holdings Corp.	3,365,330	2,017,800
124,000	Electronic Arts Inc.†	2,367,934	4,415,640
185,000	Emulex Corp.†	1,578,438	913,900
430,000	FalconStor Software Inc.†	1,399,871	494,500
2,000	FireEye Inc.†	57,586	61,120
490,044	Global Sources Ltd.†	3,746,691	3,288,195
71,077	Guidance Software Inc.†	647,422	478,348
40,000	InterXion Holding NV†	630,985	1,107,600
60,000	Mentor Graphics Corp.	720,436	1,229,700
22,000	Mercury Systems Inc.†	341,718	242,220
20,187	MKS Instruments Inc.	367,981	673,842
440,000	NCR Corp.†	4,746,089	14,700,400
65,000	Quantum Corp.†	204,798	75,400
100,000	Rockwell Automation Inc.	2,731,906	10,988,000
54,000	Stratasys Ltd.†	4,104,000	6,522,120
279,000	Tyler Technologies Inc.†	1,219,598	24,663,600

		36,238,706	81,593,165

	Consumer Products — 1.3%
300,000	1-800-FLOWERS.COM Inc., Cl. A†	1,391,607	2,157,000
55,000	Brunswick Corp.	967,690	2,317,700
33,500	Chofu Seisakusho Co. Ltd.	484,644	911,762
58,000	Church & Dwight Co. Inc.	293,547	4,069,280
148,000	Elizabeth Arden Inc.†	3,788,298	2,477,520
28,000	Ginko International Co. Ltd.	501,006	377,389
2,000	Harley-Davidson Inc.	4,713	116,400
25,500	Harman International Industries Inc.	1,209,398	2,500,020
41,000	Hunter Douglas NV	1,951,804	1,747,755

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2014

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Consumer Products (Continued)
488,304	Marine Products Corp.	$1,489,266	$3,852,719
10,000	National Presto Industries Inc.	300,897	607,100
445,000	Sally Beauty Holdings Inc.†	2,951,051	12,179,650
220,000	Samick Musical Instruments Co. Ltd.	299,584	856,859
11,000	Shimano Inc.	1,267,284	1,337,953
9,750	Steven Madden Ltd.†	36,466	314,242
150,000	Swedish Match AB	2,992,162	4,864,191
87,425	Syratech Corp.†	17,426	262
25,000	The Scotts Miracle-Gro Co., Cl. A	771,996	1,375,000
22,000	WD-40 Co.	606,916	1,495,120
105,000	Wolverine World Wide Inc.	542,857	2,631,300

		21,868,612	46,189,222

	Consumer Services — 1.2%
53,000	Bowlin Travel Centers Inc.†	53,947	74,730
2,750	Collectors Universe Inc.	3,322	60,500
18,000	IAC/InterActiveCorp.	199,991	1,186,200
265,017	KAR Auction Services Inc.	3,573,437	7,587,437
100,000	Liberty Interactive Corp., Cl. A†	1,749,861	2,852,000
37,000	Liberty TripAdvisor Holdings Inc., Cl. A†	393,577	1,254,300
37,000	Liberty Ventures, Cl. A†	393,577	1,404,520
209,819	Martha Stewart Living Omnimedia Inc., Cl. A†	1,060,618	755,348
600,000	Rollins Inc.	2,281,581	17,568,000
60,000	The ADT Corp.	1,474,960	2,127,600
455,000	TiVo Inc.†	4,819,951	5,821,725

		16,004,822	40,692,360

	Diversified Industrial — 5.6%
25,000	Acuity Brands Inc.	325,794	2,942,750
30,000	Aegion Corp.†	561,304	667,500
118,000	Albany International Corp., Cl. A	2,585,529	4,016,720
212,000	Ampco-Pittsburgh Corp.	3,691,034	4,240,000
6,000	Anixter International Inc.	57,120	509,040
3,000	Columbus McKinnon Corp.	40,570	65,970
397,000	Crane Co.	9,316,447	25,094,370
17,000	Foster Wheeler AG	32,976	537,540
74,000	Greif Inc., Cl. A	757,714	3,241,940
117,970	Greif Inc., Cl. B	5,709,954	5,839,515
1,230,000	Griffon Corp.	13,512,081	14,009,700
28,000	Haynes International Inc.	1,444,949	1,287,720
190,000	Jardine Strategic Holdings Ltd.	3,487,637	6,621,500
500,000	Katy Industries Inc.†(a)	724,863	705,000
40,000	Key Technology Inc.†	593,365	524,000

Shares		Cost	Market Value
70,000	Kimball International Inc., Cl. B	$1,061,083	$1,053,500
2,400	L.B. Foster Co., Cl. A	83,834	110,256
75,000	Lawson Products Inc.†	1,075,729	1,671,750
97,000	Lincoln Electric Holdings Inc.	2,614,310	6,706,095
71,000	Lindsay Corp.	1,610,329	5,307,250
40,083	Lydall Inc.†	447,165	1,082,642
91,996	Magnetek Inc.†	1,993,340	2,878,555
32,000	Matthews International Corp., Cl. A	748,294	1,404,480
550,000	Myers Industries Inc.	6,105,815	9,702,000
134,000	Oil-Dri Corp. of America	1,466,599	3,493,380
120,000	Olin Corp.	2,318,113	3,030,000
299,000	Park-Ohio Holdings Corp.	2,618,013	14,310,140
19,000	Pentair plc	727,134	1,244,310
85,500	Precision Castparts Corp.	1,746,997	20,253,240
65,000	Raven Industries Inc.	1,701,585	1,586,000
32,000	Roper Industries Inc.	620,029	4,681,280
295,200	Sevcon Inc.†(a)	1,815,577	2,405,880
96,000	Sonoco Products Co.	2,940,089	3,771,840
58,000	Standex International Corp.	1,563,076	4,300,120
107,199	Steel Partners Holdings LP†	1,766,871	1,780,575
390,000	Textron Inc.	2,523,213	14,036,100
460,141	Tredegar Corp.	8,079,937	8,471,196
168,000	Trinity Industries Inc.	2,539,068	7,848,960
147,000	Tyco International Ltd.	2,752,473	6,551,790

		93,760,010	197,984,604

	Educational Services — 0.1%
61,000	Career Education Corp.†	441,959	309,880
265,000	Corinthian Colleges Inc.†	932,757	29,282
385,000	Universal Technical Institute Inc.	6,486,554	3,599,750

		7,861,270	3,938,912

	Electronics — 1.6%
98,000	Badger Meter Inc.	2,797,399	4,944,100
250,000	Bel Fuse Inc., Cl. A(a)	5,878,003	5,892,500
20,000	CSR plc, ADR	293,600	976,800
550,000	CTS Corp.	5,306,161	8,739,500
575,000	Cypress Semiconductor Corp.	4,971,233	5,678,125
40,000	Daktronics Inc.	362,126	491,600
114,000	Dolby Laboratories Inc., Cl. A†	4,707,137	4,764,060
110,000	Gentex Corp.	2,666,319	2,944,700
94,000	Greatbatch Inc.†	2,395,688	4,005,340
20,000	IMAX Corp.†	158,565	549,200
100,000	International Rectifier Corp.†	3,608,981	3,924,000
70,000	KEMET Corp.†	307,782	288,400
2,000	Methode Electronics Inc.	17,700	73,740
66,000	MOCON Inc.	974,677	985,380
300,000	Park Electrochemical Corp.	6,211,353	7,065,000

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2014

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Electronics (Continued)
15,000	Pulse Electronics Corp.†	$91,748	$20,250
135,000	Rofin-Sinar Technologies Inc.†	3,214,465	3,113,100
170,000	Stoneridge Inc.†	1,355,936	1,915,900

		45,318,873	56,371,695

	Energy and Utilities — 6.1%
370,000	Black Hills Corp.	9,456,977	17,715,600
70,000	Black Ridge Oil and Gas Inc.†	0	49,700
100,000	Callon Petroleum Co.†	621,608	881,000
49,500	Chesapeake Utilities Corp.	894,983	2,062,170
9,000	Clean Energy Fuels Corp.†	112,182	70,200
100,000	Cleco Corp.	5,498,089	4,815,000
40,000	CMS Energy Corp.	209,606	1,186,400
23,000	Connecticut Water Service Inc.	464,832	747,500
35,000	CONSOL Energy Inc.	1,265,887	1,325,100
11,000	Consolidated Water Co. Ltd.	141,093	128,480
155,000	Covanta Holding Corp.	523,139	3,289,100
14,000	Dawson Geophysical Co.	389,818	254,520
107,000	Diamondback Energy Inc.†	5,614,876	8,001,460
408,089	El Paso Electric Co.	5,933,161	14,915,653
75,000	Energy Recovery Inc.†	326,731	265,500
62,214	EXCO Resources Inc.	314,320	207,795
20,000	Gamesa Corporacion Tecnologica SA†	117,491	220,479
190,000	Great Plains Energy Inc.	3,922,294	4,592,300
115,000	Hawaiian Electric Industries Inc.	2,912,836	3,053,250
65,000	Key Energy Services Inc.†	551,769	314,600
45,000	Middlesex Water Co.	773,022	882,000
95,000	National Fuel Gas Co.	5,556,830	6,649,050
100,000	NorthWestern Corp.	2,966,899	4,536,000
80,000	Oceaneering International Inc.	1,366,984	5,213,600
300,000	Otter Tail Corp.	7,117,507	8,001,000
12,000	Patterson-UTI Energy Inc.	241,902	390,360
1,255,000	PNM Resources Inc.	14,761,652	31,262,050
130,000	Rowan Companies plc, Cl. A	4,574,072	3,290,300
2,370,129	RPC Inc.	3,583,935	52,048,033
156,000	SJW Corp.	3,085,012	4,191,720
191,028	Southwest Gas Corp.	4,628,421	9,280,140
221,020	Steel Excel Inc.†	5,944,981	7,238,405
329,000	SunEdison Inc.†	1,351,184	6,211,520
40,000	Tesoro Corp.	422,462	2,439,200
24,000	The Laclede Group Inc.	954,584	1,113,600
46,000	The York Water Co.	647,831	920,000
14,000	Vestas Wind Systems A/S†	132,040	547,310
220,000	Westar Energy Inc.	4,036,837	7,506,400

		101,417,847	215,816,495

Shares		Cost	Market Value
	Entertainment — 1.7%
78,000	Carmike Cinemas Inc.†	$529,122	$2,416,440
30,000	Discovery Communications Inc., Cl. A†	208,920	1,134,000
90,000	Discovery Communications Inc., Cl. C†	618,965	3,355,200
430,050	Dover Motorsports Inc.	1,592,107	993,415
69,000	International Speedway Corp., Cl. A	2,180,287	2,183,160
6,200	International Speedway Corp., Cl. B	148,415	200,880
90,000	Starz, Cl. A†	221,728	2,977,200
360,000	Take-Two Interactive Software Inc.†	5,193,550	8,305,200
360,000	The Madison Square Garden Co., Cl. A†	8,494,132	23,803,200
260,000	Twenty-First Century Fox Inc., Cl. A	673,473	8,915,400
165,000	Universal Entertainment Corp.	2,282,773	2,703,488
188,000	World Wrestling Entertainment Inc., Cl. A	2,068,603	2,588,760

		24,212,075	59,576,343

	Environmental Services — 0.4%
10,000	Ceco Environmental Corp.	133,922	134,000
400,000	Republic Services Inc.	5,798,456	15,608,000

		5,932,378	15,742,000

	Equipment and Supplies — 8.4%
44,000	A.O. Smith Corp.	328,585	2,080,320
539,000	AMETEK Inc.	1,018,107	27,063,190
40,000	AZZ Inc.	1,262,250	1,670,800
15,000	Belden Inc.	175,366	960,300
60,000	Capstone Turbine Corp.†	118,600	64,200
534,000	CIRCOR International Inc.	15,100,155	35,954,220
223,000	CLARCOR Inc.	1,454,445	14,066,840
330,000	Core Molding Technologies Inc.†	654,777	4,679,400
165,000	Crown Holdings Inc.†	666,877	7,345,800
4,000	Danaher Corp.	34,106	303,920
180,000	Donaldson Co. Inc.	1,558,860	7,313,400
220,000	Entegris Inc.†	1,259,906	2,530,000
825,063	Federal Signal Corp.	5,841,119	10,923,834
288,000	Flowserve Corp.	2,418,287	20,309,760
312,000	Franklin Electric Co. Inc.	1,506,366	10,838,880
218,000	Graco Inc.	6,772,083	15,909,640
1,488,550	GrafTech International Ltd.†	16,933,690	6,817,559
96,000	IDEX Corp.	751,281	6,947,520
485,000	Interpump Group SpA	2,937,559	6,086,008
65,000	Itron Inc.†	2,718,990	2,555,150
10,500	Jarden Corp.†	115,037	631,155
40,000	Littelfuse Inc.	758,367	3,407,200

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2014

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Equipment and Supplies (Continued)
55,000	Maezawa Kyuso Industries Co. Ltd.	$359,609	$668,977
30,000	Minerals Technologies Inc.	1,102,042	1,851,300
6,000	MSA Safety Inc.	179,592	296,400
520,000	Mueller Industries Inc.	13,208,301	14,840,800
381,500	Mueller Water Products Inc., Cl. A	2,664,522	3,158,820
10,000	Plantronics Inc.	262,977	477,800
2,000	Regal-Beloit Corp.	59,351	128,500
93,032	SL Industries Inc.†	1,274,561	4,541,822
5,000	Teleflex Inc.	76,167	525,200
285,000	Tennant Co.	5,909,735	19,120,650
830,000	The Gorman-Rupp Co.	13,664,991	24,933,200
155,000	The Greenbrier Companies Inc.	2,327,736	11,373,900
262,000	The L.S. Starrett Co., Cl. A	3,259,954	3,626,080
100,000	The Manitowoc Co. Inc.	666,995	2,345,000
75,600	The Middleby Corp.†	1,126,121	6,662,628
10,000	The Timken Co.	364,423	423,900
24,400	The Toro Co.	859,601	1,445,212
8,000	Valmont Industries Inc.	176,298	1,079,440
155,507	Vicor Corp.†	1,368,113	1,461,766
7,875	Watsco Inc., Cl. B	23,627	702,844
155,000	Watts Water Technologies Inc., Cl. A	3,553,514	9,028,750

		116,873,043	297,152,085

	Financial Services — 4.8%
10,800	Alleghany Corp.†	1,858,237	4,516,020
24,200	Argo Group International Holdings Ltd.	724,275	1,217,502
310,000	BBCN Bancorp Inc.	3,512,655	4,522,900
10,121	BCB Holdings Ltd.†	21,770	2,010
117,000	BKF Capital Group Inc.†	477,768	165,555
125,000	Blackhawk Network Holdings Inc., Cl. B†	2,894,657	4,037,500
120,000	Calamos Asset Management Inc., Cl. A	1,423,758	1,352,400
12,500	Capitol Federal Financial Inc .	125,000	147,750
22,000	Crazy Woman Creek Bancorp Inc.†	343,564	243,650
325,000	Energy Transfer Equity LP	2,486,669	20,049,250
9,967	Fidelity Southern Corp.	63,366	136,548
270,000	First Niagara Financial Group Inc.	3,515,272	2,249,100
140,000	FirstMerit Corp.	2,524,618	2,464,000
445,000	Flushing Financial Corp.	7,723,044	8,130,150
240,064	Fortress Investment Group LLC, Cl. A	1,471,877	1,651,640
1,098,300	GAM Holding AG	13,974,836	18,981,827
53,000	Hudson Valley Holding Corp.	1,022,300	961,950

Shares		Cost	Market Value
1,320,000	Janus Capital Group Inc.	$13,424,594	$19,192,800
750,072	KKR & Co. LP	5,438,228	16,726,606
181,700	Legg Mason Inc.	4,165,308	9,295,772
16,000	M&T Bank Corp.	1,380,960	1,972,640
3,000	Manning & Napier Inc.	41,329	50,370
60,024	Medallion Financial Corp.	463,920	699,880
250,000	Och-Ziff Capital Management Group LLC, Cl. A	1,997,164	2,677,500
165,000	Oritani Financial Corp.	1,685,540	2,324,850
32,000	PrivateBancorp Inc.	541,949	957,120
150,000	Protective Life Corp.	10,424,360	10,411,500
33,000	Pzena Investment Management Inc., Cl. A	349,461	315,150
355,087	Sterling Bancorp	3,990,950	4,541,563
424,000	SWS Group Inc.†	4,258,102	2,921,360
14,000	T. Rowe Price Group Inc.	603,780	1,097,600
150,000	The Charles Schwab Corp.	2,404,087	4,408,500
10,000	Universal American Corp.†	73,364	80,400
39,687	Value Line Inc.	553,712	633,801
390,000	Waddell & Reed Financial Inc., Cl. A	7,066,328	20,159,100
10,121	Waterloo Investment Holdings Ltd.†	1,390	656
572,300	Wright Investors’ Service Holdings Inc.†	1,177,469	995,802

		104,205,661	170,292,722

	Food and Beverage — 7.9%
30,000	Annie’s Inc.†	1,367,128	1,377,000
575,000	Arca Continental SAB de CV	1,132,490	3,947,359
585,000	Boulder Brands Inc.†	3,809,777	7,973,550
57,150	Brown-Forman Corp., Cl. A	1,115,861	5,097,208
7,500	Brown-Forman Corp., Cl. B	144,052	676,650
240,000	Bull-Dog Sauce Co. Ltd.	515,305	417,962
5,000,000	China Tontine Wines Group Ltd.†	960,438	218,935
100,000	Chr Hansen Holding A/S	4,172,324	3,865,242
415,000	Cott Corp.	3,170,795	2,851,050
250,116	Crimson Wine Group Ltd.†	2,229,005	2,293,564
1,765,000	Davide Campari-Milano SpA	11,523,402	12,740,423
80,000	Dean Foods Co.	899,523	1,060,000
320,000	Denny’s Corp.†	970,344	2,249,600
300,000	Diamond Foods Inc.†	6,287,216	8,583,000
320,000	Dr Pepper Snapple Group Inc.	6,532,502	20,579,200
3,500,000	Dynasty Fine Wines Group Ltd.†	1,246,520	649,079
63,000	Farmer Brothers Co.†	855,989	1,823,850
510,000	Flowers Foods Inc.	1,250,571	9,363,600
180,000	Ingredion Inc.	3,831,470	13,642,200
175,000	ITO EN Ltd.	3,643,984	3,693,868
23,500	J & J Snack Foods Corp.	531,096	2,198,660

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2014

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
32,000	Keurig Green Mountain Inc.	$881,282	$4,164,160
1,325,000	Kikkoman Corp.	14,057,979	28,161,158
240,043	Lifeway Foods Inc.†	2,482,791	3,329,396
913,800	Maple Leaf Foods Inc.	16,867,910	15,600,568
3,000	MEIJI Holdings Co. Ltd.	117,526	237,155
70,000	MGP Ingredients Inc.	331,262	914,900
450,000	Morinaga Milk Industry Co. Ltd.	1,808,850	1,448,370
85,000	NISSIN FOODS HOLDINGS CO. LTD.	2,907,986	4,417,597
30,000	Nutrisystem Inc.	382,707	461,100
3,970,000	Parmalat SpA	11,344,375	12,535,839
280,000	Post Holdings Inc.†	9,882,281	9,290,400
162,000	Rock Field Co. Ltd.	2,539,700	2,867,034
620,036	Snyder’s-Lance Inc.	13,102,929	16,430,954
38,400	The Boston Beer Co. Inc., Cl. A†	757,646	8,515,584
214,000	The Hain Celestial Group Inc.†	3,744,555	21,902,900
76,000	The J.M. Smucker Co.	2,608,859	7,523,240
185,000	The WhiteWave Foods Co.†	2,425,256	6,721,050
700,000	Tingyi (Cayman Islands) Holding Corp.	1,792,917	1,839,057
322,035	Tootsie Roll Industries Inc.	6,529,087	9,013,760
90,000	United Natural Foods Inc.†	2,545,822	5,531,400
21,000	Vina Concha Y Toro SA, ADR	787,224	834,540
1,400,000	Vitasoy International Holdings Ltd.	1,028,189	1,783,164
20,000	Willamette Valley Vineyards Inc.†	73,225	110,400
150,000	Yakult Honsha Co. Ltd.	3,747,741	7,877,821

		158,937,891	276,813,547

	Health Care — 4.8%
45,000	Achaogen Inc.†	590,231	403,200
29,000	Alere Inc.†	538,002	1,124,620
16,500	Align Technology Inc.†	119,862	852,720
100,000	Allergan Inc.	1,964,408	17,819,000
90,000	AngioDynamics Inc.†	1,054,726	1,234,800
7,500	Anika Therapeutics Inc.†	69,676	274,950
200,000	ArthroCare Corp. Stub†	0	70,000
45,678	Biolase Inc.†	47,356	113,738
12,199	Bio-Rad Laboratories Inc., Cl. A†	850,496	1,383,367
87,000	Bio-Reference Laboratories Inc.†	1,893,930	2,441,220
18,000	Bruker Corp.†	164,974	333,270
219,006	Cantel Medical Corp.	2,541,859	7,529,426
54,000	Cempra Inc.†	551,264	591,840
221,000	Cepheid Inc.†	2,974,053	9,730,630
184,000	Chemed Corp.	5,037,520	18,933,600

Shares		Cost	Market Value
59,000	CONMED Corp.	$1,505,771	$2,173,560
65,000	Cubist Pharmaceuticals Inc.†	4,459,881	4,312,100
380,000	Cutera Inc.†	4,033,696	3,838,000
92,000	DexCom Inc.†	888,100	3,679,080
28,000	DGT Holdings Corp.†	330,269	447,300
52,000	Durata Therapeutics Inc.†	844,120	659,360
210,024	Exactech Inc.†	3,283,169	4,807,449
460,000	Gentiva Health Services Inc.†	4,856,714	7,718,800
43,000	Henry Schein Inc.†	844,050	5,008,210
7,000	Heska Corp.†	66,328	92,330
47,000	ICU Medical Inc.†	2,175,859	3,016,460
100,000	Lexicon Pharmaceuticals Inc.†	195,732	141,000
90,000	Masimo Corp.†	2,387,320	1,915,200
140,000	Meridian Bioscience Inc.	3,008,668	2,476,600
38,600	MWI Veterinary Supply Inc.†	941,865	5,728,240
12,000	Neogen Corp.†	195,096	474,000
100,000	Nobel Biocare Holding AG	1,811,540	1,775,427
135,000	NuVasive Inc.†	3,817,435	4,707,450
18,000	Ophthotech Corp.†	726,750	700,740
105,000	OPKO Health Inc.†	284,862	893,550
90,000	Orthofix International NV†	1,579,174	2,786,400
69,678	Owens & Minor Inc.	1,452,849	2,281,258
180,000	Pain Therapeutics Inc.†	622,397	703,800
50,000	Patterson Companies Inc.	1,908,401	2,071,500
636,000	Quidel Corp.†	7,144,104	17,089,320
210,000	RTI Surgical Inc.†	1,057,768	1,003,800
950,000	Sorin SpA†	2,406,255	2,327,814
54,084	STERIS Corp.	1,726,476	2,918,373
2,300	Straumann Holding AG	206,988	521,818
3,000	Stryker Corp.	142,188	242,250
27,000	SurModics Inc.†	556,982	490,320
14,000	Syneron Medical Ltd.†	116,750	140,280
60,000	Tetraphase Pharmaceuticals Inc.†	751,275	1,197,000
29,000	The Cooper Companies Inc.	1,198,854	4,516,750
45,500	United-Guardian Inc.	411,719	1,016,015
75,000	Vascular Solutions Inc.†	573,743	1,852,500
390,000	Wright Medical Group Inc.†	6,239,716	11,817,000

		83,151,221	170,377,435

	Home Furnishings — 0.4%
212,050	Bassett Furniture Industries Inc.	2,326,401	2,896,603
44,000	Bed Bath & Beyond Inc.†	1,249,417	2,896,520
140,000	Blyth Inc.	2,027,167	1,136,800
165,000	Ethan Allen Interiors Inc.	4,255,759	3,762,000
220,000	La-Z-Boy Inc.	4,355,724	4,353,800

		14,214,468	15,045,723

	Hotels and Gaming — 3.0%
160,000	Belmond Ltd., Cl. A†	1,902,821	1,865,600
505,608	Boyd Gaming Corp.†	4,202,241	5,136,977

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2014

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Hotels and Gaming (Continued)
140,000	Canterbury Park Holding Corp.†	$1,455,099	$1,429,400
234,000	Churchill Downs Inc.	9,827,171	22,815,000
150,000	Dover Downs Gaming & Entertainment Inc.†	792,728	148,500
85,000	Gaming and Leisure Properties Inc.	1,416,331	2,626,500
1,000,000	Genting Singapore plc	1,037,954	893,627
18,000	Home Inns & Hotels Management Inc., ADR†	343,247	521,820
200,000	International Game Technology	2,909,448	3,374,000
42,500	Lakes Entertainment Inc.†	378,721	354,025
173,000	Las Vegas Sands Corp.	908,003	10,762,330
2,450,000	Mandarin Oriental International Ltd.	3,616,128	4,299,750
100,000	Morgans Hotel Group Co.†	719,616	807,000
34,000	Multimedia Games Holding Co. Inc.†	1,004,201	1,224,340
65,000	Penn National Gaming Inc.†	252,252	728,650
385,000	Pinnacle Entertainment Inc.†	3,016,804	9,659,650
524,000	Ryman Hospitality Properties Inc.	14,563,133	24,785,200
2,900,000	The Hongkong & Shanghai Hotels Ltd.	3,109,105	4,235,240
375,057	The Marcus Corp.	4,773,061	5,925,901
24,000	Wynn Resorts Ltd.	199,481	4,489,920

		56,427,545	106,083,430

	Machinery — 0.9%
262,500	Astec Industries Inc.	9,418,877	9,573,375
1,680,000	CNH Industrial NV	5,634,730	13,322,400
33,000	Global Power Equipment Group Inc.	653,343	491,700
88,000	Kennametal Inc.	2,891,418	3,635,280
6,000	Nordson Corp.	107,171	456,420
136,000	Twin Disc Inc.	3,079,957	3,666,560

		21,785,496	31,145,735

	Manufactured Housing and Recreational Vehicles — 0.3%
90,015	Cavco Industries Inc.†	2,500,286	6,121,020
15,000	Drew Industries Inc.	255,948	632,850
42,000	Nobility Homes Inc.†	500,123	441,000
4,000	Polaris Industries Inc.	215,902	599,160
88,490	Skyline Corp.†	527,722	365,464
58,000	Winnebago Industries Inc.†	685,542	1,262,660

		4,685,523	9,422,154

	Metals and Mining — 0.6%
52,003	Barrick Gold Corp.	1,522,648	762,364
245,000	Century Aluminum Co.†	2,934,752	6,362,650

Shares		Cost	Market Value
20,000	Constellium NV, Cl. A†	$481,042	$492,200
45,000	Ivanhoe Mines Ltd., Cl. A†	117,783	45,806
140,000	Kinross Gold Corp.†	962,642	462,000
200,000	Lynas Corp Ltd.†	184,524	14,009
348,000	Materion Corp.	7,898,592	10,673,160
40,000	Molycorp Inc.†	456,503	47,600
52,100	Stillwater Mining Co.†	477,514	783,063
4,000	TimkenSteel Corp.	118,989	185,960
245,000	Turquoise Hill Resources Ltd.†	1,368,145	916,300
15,000	Yamana Gold Inc.	50,671	90,000

		16,573,805	20,835,112

	Paper and Forest Products — 0.1%
16,500	Schweitzer-Mauduit International Inc.	379,501	681,615
240,000	Wausau Paper Corp.	2,282,796	1,903,200

		2,662,297	2,584,815

	Publishing — 1.2%
80,000	Cambium Learning Group Inc.†	261,134	121,600
2,600	Graham Holdings Co., Cl. B	1,871,954	1,818,934
815,000	Il Sole 24 Ore SpA†	1,281,655	719,030
12,000	John Wiley & Sons Inc., Cl. B	46,500	677,820
1,135,000	Journal Communications Inc., Cl. A†	5,819,336	9,568,050
1,620,000	Media General Inc.†	8,191,413	21,238,200
45,000	Meredith Corp.	1,246,283	1,926,000
65,000	News Corp., Cl. A†	91,837	1,062,750
398,000	The E.W. Scripps Co., Cl. A†	2,564,268	6,491,380

		21,374,380	43,623,764

	Real Estate — 1.2%
50,000	Capital Properties Inc., Cl. A†	573,002	549,250
152,000	Cohen & Steers Inc.	3,563,101	5,842,880
221,968	Griffin Land & Nurseries Inc.	3,724,670	6,370,482
8,400	Gyrodyne Special Distribution, LLC†	173,880	173,880
105,000	Morguard Corp.	1,338,795	13,500,603
94,147	Tejon Ranch Co.†	2,753,146	2,639,882
660,000	The St. Joe Co.†	12,655,715	13,153,800

		24,782,309	42,230,777

	Retail — 5.9%
320,000	Aaron’s Inc.†	3,105,141	7,782,400
200,000	AutoNation Inc.†	3,399,442	10,062,000
32,000	Barnes & Noble Inc.†	445,298	631,680
10,000	Best Buy Co. Inc.	208,468	335,900
325,061	Big 5 Sporting Goods Corp.	4,485,740	3,045,822
34,334	Biglari Holdings Inc.†	8,861,949	11,665,320
340,000	Casey’s General Stores Inc.	12,449,146	24,378,000
50,000	Coldwater Creek Inc.†	71,495	480

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2014

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Retail (Continued)
82,000	Copart Inc.†	$1,407,742	$2,567,830
1,000	Cracker Barrel Old Country Store Inc.	59,645	103,190
395,037	CST Brands Inc.	13,282,671	14,201,580
470,000	Dominion Diamond Corp.†	6,776,799	6,692,800
2,500	Dunkin’ Brands Group Inc.	47,500	112,050
19,000	Fairway Group Holdings Corp.†	151,140	71,060
9,000	GNC Holdings Inc., Cl. A	389,947	348,660
100,000	HSN Inc.	2,992,916	6,137,000
670,051	Ingles Markets Inc., Cl. A	11,117,250	15,873,508
640,000	J.C. Penney Co. Inc.†	8,107,957	6,425,600
380,000	Krispy Kreme Doughnuts Inc.†	2,420,097	6,520,800
180,000	Macy’s Inc.	2,590,692	10,472,400
58,000	Movado Group Inc.	756,058	1,917,480
108,000	Murphy USA Inc.†	4,233,837	5,730,480
157,000	Nathan’s Famous Inc.†	2,358,179	10,627,330
100,000	Penske Automotive Group Inc.	1,476,842	4,059,000
580,000	Pier 1 Imports Inc.	6,896,028	6,896,200
33,000	Regis Corp.	653,714	526,680
290,000	Rush Enterprises Inc., Cl. B†	3,282,048	8,673,900
3,100	Sprouts Farmers Market Inc.†	57,829	90,117
445,000	The Bon-Ton Stores Inc.	3,827,907	3,720,200
400,000	The Cheesecake Factory Inc.	11,223,417	18,200,000
165,000	The Wendy’s Co.	1,329,631	1,362,900
241,000	Tractor Supply Co.	2,195,417	14,823,910
42,043	Village Super Market Inc., Cl. A	1,097,293	957,740
9,000	Vitamin Shoppe, Inc.†	383,427	399,510
56,000	Weis Markets Inc.	1,772,705	2,185,680
2,000	Winmark Corp.	139,365	147,000
8,000	Yoox SpA†	230,385	183,598

		124,285,117	207,929,805

	Specialty Chemicals — 4.3%
28,000	A. Schulman Inc.	660,272	1,012,480
17,500	Airgas Inc.	537,467	1,936,375
78,000	Albemarle Corp.	1,222,988	4,594,200
67,000	Ashland Inc.	1,081,691	6,974,700
834,800	Chemtura Corp.†	17,806,105	19,475,884
24,000	Cytec Industries Inc.	358,846	1,134,960
2,260,900	Ferro Corp.†	14,872,365	32,760,441
305,000	H.B. Fuller Co.	4,074,383	12,108,500
15,104	Hawkins Inc.	470,425	543,140
1,100,000	Huntsman Corp.	8,143,516	28,589,000
20,000	NewMarket Corp.	2,078,548	7,620,400
300,000	OMNOVA Solutions Inc.†	574,864	1,611,000
120,033	Penford Corp.†	1,436,217	1,580,835

Shares		Cost	Market Value
13,000	Quaker Chemical Corp.	$214,482	$931,970
100,000	Rockwood Holdings Inc.	1,697,175	7,645,000
250,000	Sensient Technologies Corp.	5,092,725	13,087,500
611,765	Zep Inc.	8,515,520	8,576,945

		68,837,589	150,183,330

	Telecommunications — 1.3%
100,000	Atlantic Tele-Network Inc.	4,062,598	5,390,000
2,500,000	Cincinnati Bell Inc.†	8,240,660	8,425,000
6,795	Community Service Communications Inc.	0	4,077
105,000	Enventis Corp.	903,271	1,908,900
200,000	Gogo Inc.†	3,728,342	3,372,000
250,000	HC2 Holdings Inc.†	993,692	1,150,000
6,000	IDT Corp., Cl. B	57,867	96,360
340,025	Ixia†	5,049,105	3,107,828
30,000	Loral Space & Communications Inc.†	1,155,997	2,154,300
129,000	New ULM Telecom Inc.	1,212,089	954,600
115,000	Rogers Communications Inc., Cl. B	555,319	4,303,300
116,005	Shenandoah Telecommunications Co.	982,995	2,878,084
400,000	Sprint Corp.†	2,268,591	2,536,000
37,584	Verizon Communications Inc.	846,702	1,878,824
815,000	VimpelCom Ltd., ADR	2,480,014	5,884,300

		32,537,242	44,043,573

	Transportation — 0.9%
477,000	GATX Corp.	14,579,829	27,842,490
20,000	Irish Continental Group plc	14,688	72,373
50,000	Navigator Holdings Ltd.†	1,184,409	1,391,500
133,000	Providence and Worcester Railroad Co.	1,888,133	2,326,170

		17,667,059	31,632,533

	Wireless Communications — 0.9%
35,300,000	Cable & Wireless Communications plc	30,664,202	26,839,107
33,000	Millicom International Cellular SA, SDR	2,646,008	2,650,152
540,105	NII Holdings Inc.†	366,004	29,706
45,000	United States Cellular Corp.† .	1,803,405	1,596,600

		35,479,619	31,115,565

	TOTAL COMMON STOCKS	1,645,061,053	3,120,686,868

	PREFERRED STOCKS — 0.1%
	Automotive: Parts and Accessories — 0.1%
47,000	Jungheinrich AG	969,525	2,649,104

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2014

Shares		Cost	Market Value
	CONVERTIBLE PREFERRED STOCKS — 0.0%
	Diversified Industrial — 0.0%
60,098	Sevcon Inc., 4.000%, Ser. A	$1,292,107	$1,469,396

	RIGHTS — 0.0%
	Health Care — 0.0%
500,000	Sanofi, CVR, expire 12/31/20†	690,854	232,500

	Wireless Communications — 0.0%
200,000	Leap Wireless International Inc., CVR, expire 03/14/16†	463,949	504,000

	TOTAL RIGHTS	1,154,803	736,500

	WARRANTS — 0.0%
	Automotive: Parts and Accessories — 0.0%
4,531	Federal-Mogul Holdings Corp., expire 12/27/14†	87,687	6

	Real Estate — 0.0%
11,091	Tejon Ranch Co., expire 08/31/16†	66,494	22,737

	TOTAL WARRANTS	154,181	22,743

Principal Amount
	CORPORATE BONDS — 0.0%
	Real Estate — 0.0%
$ 65,376	Capital Properties Inc., 5.000%, 12/31/22	65,376	64,450
93,191	Gyrodyne Co. of America Inc., Sub. Deb., 5.000%, 06/30/17	91,476	91,476

	TOTAL CORPORATE BONDS	156,852	155,926

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 11.5%
$404,274,000	U.S. Treasury Bills,
	0.000% to 0.100%††,
	10/09/14 to 03/26/15	$404,225,472	$404,253,083

	TOTAL INVESTMENTS — 100.3%	$2,053,013,993	3,529,973,620

	Other Assets and Liabilities (Net) — (0.3)%		(11,739,074)

	NET ASSETS — 100.0%		$3,518,234,546

(a)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Statement of Assets and Liabilities September 30, 2014
Assets:
Investments, at value (cost $2,036,237,972)	$3,500,998,395
Investments in affiliates, at value (cost $16,776,021)	28,975,225
Foreign currency, at value (cost $12,158)	13,371
Cash	54,182
Receivable for Fund shares sold	3,764,030
Receivable for investments sold	1,112,496
Dividends and interest receivable	2,256,314
Prepaid expenses	44,168

Total Assets	3,537,218,181

Liabilities:
Payable for investments purchased	10,455,711
Payable for Fund shares redeemed	3,769,692
Payable for investment advisory fees	2,982,260
Payable for distribution fees	705,181
Payable for accounting fees	15,000
Other accrued expenses	1,055,791

Total Liabilities	18,983,635

Net Assets (applicable to 75,187,701 shares outstanding)	$3,518,234,546

Net Assets Consist of:
Paid-in capital	$2,001,003,090
Accumulated net investment loss	(8,914,375)
Accumulated net realized gain on investments and foreign currency transactions	49,186,159
Net unrealized appreciation on investments	1,476,959,627
Net unrealized appreciation on foreign currency translations	45

Net Assets	$3,518,234,546

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($2,103,543,953 ÷ 44,844,582 shares outstanding; 150,000,000 shares authorized)	$46.91

Class A:
Net Asset Value and redemption price per share ($292,795,820 ÷ 6,244,545 shares outstanding; 50,000,000 shares authorized)	$46.89

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$49.75

Class C:
Net Asset Value and offering price per share ($222,683,686 ÷ 5,176,927 shares outstanding; 50,000,000 shares authorized)	$43.01	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($899,211,087 ÷ 18,921,647 shares outstanding; 50,000,000 shares authorized)	$47.52

(a)     Redemption price varies based on the length of time held.

Statement of Operations For the Year Ended September 30, 2014
Investment Income:
Dividends - unaffiliated (net of foreign withholding taxes of $434,669)	$38,813,870
Dividends - affiliated	153,273
Interest	339,152

Total Investment Income	39,306,295

Expenses:
Investment advisory fees	35,927,009
Distribution fees - Class AAA	5,849,875
Distribution fees - Class A	847,092
Distribution fees - Class C	2,205,920
Shareholder services fees	3,283,887
Shareholder communication expenses	556,229
Custodian fees	363,705
Registration expenses	143,628
Directors’ fees	99,601
Legal and audit fees	69,174
Accounting fees	45,000
Interest expense	354
Miscellaneous expenses	153,481

Total Expenses	49,544,955

Less:
Advisory fee reduction on unsupervised assets (Note 3)	(162,643)

Net Expenses	49,382,312

Net Investment Loss	(10,076,017)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments - unaffiliated	68,073,908
Net realized loss on investments - affiliated	(60,052)
Net realized loss on foreign currency transactions	(15,503)

Net realized gain on investments and foreign currency transactions	67,998,353

Net change in unrealized appreciation/depreciation:
on investments	119,218,625
on foreign currency translations	(1,599)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	119,217,026

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	187,215,379

Net Increase in Net Assets Resulting from Operations	$177,139,362

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended September 30, 2014	Year Ended September 30, 2013
Operations:
Net investment income/(loss)	$(10,076,017)	$12,543,578
Net realized gain on investments, futures contracts, and foreign currency transactions	67,998,353	107,239,721
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	119,217,026	587,704,712

Net Increase in Net Assets Resulting from Operations	177,139,362	707,488,011

Distributions to Shareholders:
Net investment income
Class AAA	—	(10,780,896)
Class A	—	(1,263,153)
Class I	—	(4,204,003)

	—	(16,248,052)

Net realized gain
Class AAA	(68,072,369)	(35,142,355)
Class A	(9,652,279)	(3,923,350)
Class C	(6,557,956)	(2,560,469)
Class I	(17,986,622)	(7,900,812)

	(102,269,226)	(49,526,986)

Total Distributions to Shareholders	(102,269,226)	(65,775,038)

Capital Share Transactions:
Class AAA	(128,027,101)	189,362,947
Class A	(22,094,719)	80,344,935
Class C	34,143,378	51,376,747
Class I	327,375,183	116,738,688

Net Increase in Net Assets from Capital Share Transactions	211,396,741	437,823,317

Redemption Fees	24,979	23,251

Net Increase in Net Assets	286,291,856	1,079,559,541
Net Assets:
Beginning of year	3,231,942,690	2,152,383,149

End of year (including undistributed net investment income of $0 and $0, respectively)	$3,518,234,546	$3,231,942,690

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions						Ratio to Average Net Assets/ Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)(b)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investments Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees (b)(c)	Net Asset Value, End of Year	Total Return †	Net Assets End of Year (in 000’s)	Net Investment Income (Loss) (a)	Operating Expenses (d)	Portfolio Turnover Rate
Class AAA
2014	$45.82	$(0.14)	$2.65	$2.51	—	$(1.42)	$(1.42)	$0.00	$46.91	5.47%	$2,103,544	(0.28)%	1.38%	5%
2013	35.84	0.20	10.87	11.07	$(0.25)	(0.84)	(1.09)	0.00	45.82	31.82	2,171,213	0.50	1.39	5
2012	29.16	(0.03)	7.46	7.43	—	(0.75)	(0.75)	0.00	35.84	25.98	1,535,477	(0.09)	1.41	7
2011	29.97	(0.10)	(0.71)	(0.81)	—	—	—	0.00	29.16	(2.70)	1,539,100	(0.30)	1.42	14
2010	25.81	(0.06)	4.22	4.16	—	—	—	0.00	29.97	16.12	1,435,780	(0.23)	1.44	14
Class A
2014	$45.80	$(0.14)	$2.65	$2.51	—	$(1.42)	$(1.42)	$0.00	$46.89	5.47%	$292,796	(0.28)%	1.38%	5%
2013	35.84	0.17	10.89	11.06	$(0.26)	(0.84)	(1.10)	0.00	45.80	31.80	305,617	0.43	1.39	5
2012	29.15	(0.03)	7.47	7.44	—	(0.75)	(0.75)	0.00	35.84	26.02	169,823	(0.08)	1.41	7
2011	29.96	(0.10)	(0.71)	(0.81)	—	—	—	0.00	29.15	(2.70)	145,049	(0.31)	1.42	14
2010	25.81	(0.06)	4.21	4.15	—	—	—	0.00	29.96	16.08	115,265	(0.22)	1.44	14
Class C
2014	$42.43	$(0.46)	$2.46	$2.00	—	$(1.42)	$(1.42)	$0.00	$43.01	4.68%	$222,684	(1.03)%	2.13%	5%
2013	33.27	(0.12)	10.12	10.00	—	(0.84)	(0.84)	0.00	42.43	30.80	186,540	(0.32)	2.14	5
2012	27.31	(0.26)	6.97	6.71	—	(0.75)	(0.75)	0.00	33.27	25.08	102,214	(0.83)	2.16	7
2011	28.28	(0.34)	(0.63)	(0.97)	—	—	—	0.00	27.31	(3.43)	81,289	(1.05)	2.17	14
2010	24.54	(0.25)	3.99	3.74	—	—	—	0.00	28.28	15.24	64,830	(0.98)	2.19	14
Class I
2014	$46.29	$(0.01)	$2.66	$2.65	—	$(1.42)	$(1.42)	$0.00	$47.52	5.72%	$899,211	(0.03)%	1.13%	5%
2013	36.29	0.29	10.99	11.28	$(0.44)	(0.84)	(1.28)	0.00	46.29	32.14	568,573	0.71	1.14	5
2012	29.44	0.08	7.52	7.60	—	(0.75)	(0.75)	0.00	36.29	26.31	344,869	0.24	1.16	7
2011	30.18	(0.02)	(0.72)	(0.74)	—	—	—	0.00	29.44	(2.45)	164,494	(0.05)	1.17	14
2010	25.93	0.01	4.24	4.25	—	—	—	0.00	30.18	16.39	135,112	0.02	1.19	14

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Due to capital share activity throughout the period, net investment income (loss) per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.
(b)	Per share amounts have been calculated using the average shares outstanding method.
(c)	Amount represents less than $0.005 per share.
(d)

The ratios do not include a reduction of advisory fee on unsupervised assets for the years ended September 30, 2014, 2013, 2012, 2011, and 2010. Including such advisory fee reduction on unsupervised assets, the ratios of operating expenses to average net assets would have been 1.38%, 1.39%, 1.40%, 1.41%, and 1.42% (Class AAA and Class A), 2.13%, 2.14%, 2.15%, 2.16%, and 2.17% (Class C), and 1.13%, 1.14%, 1.15%, 1.16%, and 1.17% (Class I), respectively.

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements

1. Organization. The Gabelli Small Cap Growth Fund is a series of the Gabelli Equity Series Funds, Inc. (the “Corporation”). The Corporation was incorporated on July 25, 1991 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of three separately managed portfolios of the Corporation. The Fund seeks to provide a high level of capital appreciation. Gabelli Funds, LLC (the “Adviser”) currently characterizes small capitalization companies for the Fund as those with total common stock market values of $3 billion or less at the time of investment. The Fund commenced investment operations on October 22, 1991.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2014 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/14
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Automotive: Parts and Accessories	$ 227,538,588	—	$ 70	$ 227,538,658
Consumer Products	46,188,960	—	262	46,189,222
Financial Services	170,292,066	—	656	170,292,722
Food and Beverage	276,164,468	—	649,079	276,813,547
Health Care	170,307,435	—	70,000	170,377,435
Real Estate	42,056,897	—	173,880	42,230,777
Other Industries (a)	2,187,244,507	—	—	2,187,244,507
Total Common Stocks	3,119,792,921	—	893,947	3,120,686,868
Preferred Stocks (a)	2,649,104	—	—	2,649,104
Convertible Preferred Stocks (a)	—	$ 1,469,396	—	1,469,396
Rights
Health Care	232,500	—	—	232,500
Wireless Communications	—	—	504,000	504,000
Total Rights	232,500	—	504,000	736,500
Warrants (a)	22,743	—	—	22,743
Corporate Bonds (a)	—	64,450	91,476	155,926
U.S. Government Obligations	—	404,253,083	—	404,253,083
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$3,122,697,268	$405,786,929	$1,489,423	$3,529,973,620

(a)   Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund had no material transfers among Level 1, Level 2, and Level 3 during the year ended September 30, 2014. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2014, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the year ended September 30, 2014, the Fund held no investments in futures contracts.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At September 30, 2014, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/( loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the current year write-off of net operating loss and reclass of short term gains to ordinary income. These reclassifications have no impact on the NAV of the Fund. For the year ended September 30, 2014, reclassifications were made to decrease accumulated net investment loss by $7,339,603 and decrease accumulated net realized gain on investments and foreign currency transactions by $2,157,142, with an offsetting adjustment to paid-in capital.

The tax character of distributions paid during the years ended September 30, 2014 and 2013 was as follows:

	Year Ended September 30, 2014	Year Ended September 30, 2013
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	—	$20,400,015
Net long term capital gains	$102,269,226	45,375,023

Total distributions paid	$102,269,226	$65,775,038

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

At September 30, 2014, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed long term capital gains	$67,024,445
Net unrealized appreciation on investments	1,458,880,520
Other temporary differences*	(8,673,509)

Total	$1,517,231,456

*	Other temporary differences are primarily due to adjustments on qualified late year loss deferral.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short term or long term capital losses.

At September 30, 2014, the temporary difference between book basis and tax basis net unrealized appreciation on investments was primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments in passive foreign investment companies, and basis adjustments on investments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2014:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$2,071,093,145	$1,542,215,052	$(83,334,577)	$1,458,880,475

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. As of September 30, 2014, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the year ended September 30, 2014, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $162,643.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

The Corporation pays each Director who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”) an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended September 30, 2014, other than short term securities and U.S. Government obligations, aggregated $369,077,236 and $160,337,658, respectively.

6. Transactions with Affiliates. During the year ended September 30, 2014, the Fund paid brokerage commissions on security trades of $288,863 to G.research, Inc., an affiliate of the Adviser. Additionally, the Distributor retained a total of $159,937 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended September 30, 2014, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR rate plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. During the year ended September 30, 2014, there were no borrowings under the line of credit.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, directly through the Distributor, or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended September 30, 2014 and 2013, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended September 30, 2014		Year Ended September 30, 2013
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	8,607,866	$412,503,378	10,638,978	$437,443,572
Shares issued upon reinvestment of distributions	1,416,168	66,545,971	1,254,465	44,134,991
Shares redeemed	(12,569,645)	(607,076,450)	(7,340,873)	(292,215,616)

Net increase/(decrease)	(2,545,611)	$(128,027,101)	4,552,570	$189,362,947

Class A
Shares sold	2,163,826	$103,544,834	2,905,363	$119,839,617
Shares issued upon reinvestment of distributions	185,169	8,697,410	135,636	4,771,381
Shares redeemed	(2,777,505)	(134,336,963)	(1,106,239)	(44,266,063)

Net increase/(decrease)	(428,510)	$(22,094,719)	1,934,760	$80,344,935

Class C
Shares sold	1,310,446	$57,768,591	1,775,583	$68,170,846
Shares issued upon reinvestment of distributions	135,407	5,871,262	72,080	2,351,244
Shares redeemed	(665,169)	(29,496,475)	(523,722)	(19,145,343)

Net increase	780,684	$34,143,378	1,323,941	$51,376,747

Class I
Shares sold	9,741,887	$477,704,273	4,595,673	$191,534,069
Shares issued upon reinvestment of distributions	317,573	15,084,692	292,940	10,434,347
Shares redeemed	(3,421,567)	(165,413,782)	(2,107,103)	(85,229,728)

Net increase	6,637,893	$327,375,183	2,781,510	$116,738,688

9. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended September 30, 2014 is set forth below:

	Beginning Shares	Shares Purchased	Shares Sold/Closed	Ending Shares	Dividend Income	Realized (Loss)	Value at September 30, 2014	Percent Owned of Shares Outstanding

Bel Fuse Inc., Cl. A	252,048	1,000	(3,048)	250,000	$60,123	$(47,483)	$5,892,500	11.49%
Edgewater Technology Inc.*	550,000	10,388	—	560,388	—	—	—	—
Katy Industries Inc.	400,000	100,000	—	500,000	—	—	705,000	6.29%
Sevcon Inc.	260,033	35,167	—	295,200	—	—	2,405,880	8.26%
Strattec Security Corp.	207,000	—	—	207,000	93,150	—	16,839,450	5.79%
Media General Inc.*	1,620,000	—	—	1,620,000	—	—	—	—
Trans-Lux Corp.**	10,072,500	2,300	(9,670,620)	404,180	—	(12,569)	3,132,395	24.72%

Total					$153,273	$(60,052)	$28,975,225

*	Security is no longer considered affiliated at September 30, 2014.
**	Reverse Stock Split: 0.04 shares for every 1 share held. Shares reduced by 9,669,620 due to reverse stock split. 1,000 shares were sold after stock split.

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Small Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Gabelli Small Cap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Small Cap Growth Fund (the “Fund”), a series of Gabelli Equity Series Funds, Inc., as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Small Cap Growth Fund, a series of Gabelli Equity Series Funds, Inc., at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 25, 2014

The Gabelli Small Cap Growth Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Small Cap Growth Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 72	Since 1991	28	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc., and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group, Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

John D. Gabelli Director Age: 70	Since 1991	10	Senior Vice President of G.research, Inc.	—

INDEPENDENT DIRECTORS[5]:

Anthony J. Colavita Director Age: 78	Since 1991	37	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 70	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics); Director of the LGL Group, Inc. (diversified manufacturing) (2011-2014)

Robert J. Morrissey Director Age: 75	Since 1991	6	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board, Belmont Savings Bank (banking)

Kuni Nakamura Director Age: 46	Since 2009	14	President of Advanced Polymer, Inc. (chemical wholesale company)	—

Anthony R. Pustorino Director Age: 89	Since 1991	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of the LGL Group, Inc. (diversified manufacturing) (2002-2011)

Anthonie C. van Ekris Director Age: 80	Since 1991	20	Chairman and Chief Executive Officer of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Director Age: 68	Since 2001	31	Chairman of Zizza & Associates Corp. (financial consulting); Chairman of Metropolitan Paper Recycling, Inc. (recycling) (since 2005); Chairman of Harbor Diversified, Inc. (biotechnology) (since 1999); Chairman of BAM (semiconductor and aerospace manufacturing) (since 2000); Chairman of Bergen Cove Realty Inc. (since 2002)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Chairman of Bion Environmental Technologies (technology); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

The Gabelli Small Cap Growth Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:

Bruce N. Alpert President Age: 62	Since 1991	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; and an Officer of registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Andrea R. Mango Secretary Age: 42	Since November 2013	Counsel of Gabelli Funds, LLC; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company 2011-2013; Vice President and Counsel of Deutsche Bank 2006-2011

Agnes Mullady Treasurer Age: 56	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

Richard J. Walz Chief Compliance Officer Age: 55	Since November 2013	Chief Compliance Officer of the Gabelli/GAMCO Funds Complex; Chief Compliance Officer of AEGON USA Investment Management LLC 2011-2013; Chief Compliance Officer of Cutwater Asset Management 2004-2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

2014 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended September 30, 2014, the Fund paid to shareholders long term capital gains totaling $102,269,226, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and GAMCO Asset Management Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

• Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

• Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

This page was intentionally left blank.

THE GABELLI SMALL CAP GROWTH FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. For each fund with at least a three year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure (including the effects of sales charges, loads, and redemption fees) that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. © 2014 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Gabelli Equity Series Funds, Inc.

THE GABELLI SMALL CAP GROWTH FUND

One Corporate Center

Rye, New York 10580-1422

t   800-GABELLI (800-422-3554)

f   914-921-5118

e  info@gabelli.com

    GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice

President and Chief

Financial Officer,

KeySpan Corp.

John D. Gabelli

Senior Vice President,

G.research, Inc.

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Overall Morningstar RatingTM

Morningstar® rated The Gabelli Small Cap Growth Fund Class AAA Shares 4 stars overall, 3 stars for the three year period, 4 stars for the five year period, and 5 stars for the ten year period ended September 30, 2014 among 616, 616, 563, and 351 Small Blend funds, respectively.

Morningstar RatingTM is based on risk-adjusted returns.

GAB443Q314AR

The Gabelli Focus Five Fund

Annual Report — September 30, 2014

To Our Shareholders,

For the fiscal year ended September 30, 2014, the net asset value (“NAV”) per Class I Share of The Gabelli Focus Five Fund increased 12.4% compared with an increase of 3.9%, 9.0%, 17.8%, and 19.7% for the Russell 2000 Index, the Russell 2500 Index, the Russell 3000 Index, and the Standard & Poor’s (“S&P”) 500 Index, respectively See page 2 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of September 30, 2014.

Performance Discussion (Unaudited)

At September 30, 2014 the portfolio composition of the Fund was 41% in companies with a market capitalization under $4 billion, small capitalization companies, 36% in companies with a market capitalization between $4 billion and $20 billion, mid capitalization companies, and 23% in companies with a market capitalization over $20 billion, large capitalization companies.

During the fiscal year ended September 30, 2014, assets under management increased from $408.5 million to $569.2 million.

The Focus Five Fund seeks to provide a high level of capital appreciation. Under normal circumstances, the Fund will invest in a concentrated portfolio of twenty-five to thirty-five equity securities, of all market capitalization, with a majority allocated to small and mid-cap stocks. The Fund could potentially invest up to 50% of its net assets in five securities that represent the largest, and thus the highest conviction, positions. The balance of the Fund’s net assets will be held in short term high grade investments of cash and cash equivalents.

Some of the better performing investments during the fiscal year were The Hillshire Brands Co. (acquired by Tyson Foods), Macy’s Inc. (2.2% of net assets as of September 30, 2014) and Outerwall Inc. (sold in March 2014). Our weaker performing investments during the fiscal year were small cap stocks like GNC Holdings Inc. (1.2%), Rowan Companies, plc (sold), and The Bon-Ton Stores Inc. (1.5%).

The Fund’s investment objective, seeking to provide a high level of capital appreciation, remains unchanged.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through September 30, 2014 (a)(b) (Unaudited)

				Since	Since
				January 1,	Inception
	1 Year	5 Year	10 Year	2012(c)	(12/31/02)
Class AAA (GWSVX)	12.15%	15.22%	8.82%	20.49%	9.76%
S&P 500 Index	19.73	15.70	8.11	20.34 (d)	9.32
Russell 2500 Index	8.97	15.99	9.45	19.10 (d)	11.83
Class A (GWSAX)	12.11	15.24	8.85	20.50	9.79
With sales charge (e)	5.66	13.89	8.19	17.93	9.22
Class C (GWSCX)	11.25	14.37	8.03	19.59	8.99
With contingent deferred sales charge (f)	10.25	14.37	8.03	19.59	8.99
Class I (GWSIX)	12.39	15.53	9.01	20.80	9.92

In the current prospectuses dated January 28, 2014, the expense ratios for Class AAA, A, C, and I Shares are 1.48%, 1.48%, 2.23%, and 1.23%, respectively. See page 8 for the expense ratios for the year ended September 30, 2014. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class I Shares on January 11, 2008. The actual performance of Class I Shares would have been higher due to lower expenses related to this class of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Russell 2500 Index is a market capitalization weighted index of 2,500 U.S. traded stocks of small and mid cap capitalization. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends September 30.
(c)	On January 1, 2012, the Fund began operating under its current name.
(d)	S&P 500 Index and Russell 2500 Index performance are as of December 31, 2011.
(e)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(f)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI FOCUS FIVE FUND CLASS AAA AND THE S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2

The Gabelli Focus Five Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from April 1, 2014 through September 30, 2014	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2014.

	Beginning Account Value 04/01/14	Ending Account Value 09/30/14	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Focus Five Fund
Actual Fund Return
Class AAA	$1,000.00	$1,020.80	1.38%	$ 6.99
Class A	$1,000.00	$1,020.60	1.38%	$ 6.99
Class C	$1,000.00	$1,016.30	2.13%	$10.77
Class I	$1,000.00	$1,021.80	1.13%	$ 5.73
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.15	1.38%	$ 6.98
Class A	$1,000.00	$1,018.15	1.38%	$ 6.98
Class C	$1,000.00	$1,014.39	2.13%	$10.76
Class I	$1,000.00	$1,019.40	1.13%	$ 5.72

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

3

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2014:

The Gabelli Focus Five Fund

Specialty Chemicals	15.3%
Cable and Satellite	13.7%
Energy and Utilities	10.1%
Automotive	8.0%
Computer Software and Services	6.8%
Entertainment	6.8%
Financial Services	6.3%
U.S. Government Obligations	5.9%
Food and Beverage	5.0%

Diversified Industrial	5.0%
Retail	5.0%
Health Care	3.9%
Business Services	2.9%
Consumer Services	2.8%
Other Assets and Liabilities (Net)	2.5%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Portfolio Manager Biography

Daniel M. Miller has been the portfolio manager of The Gabelli Focus Five Fund since inception of the investment strategy on January 1, 2012. He is also a Managing Director of GAMCO Asset Management and Chairman of G.research, Inc., the Firm’s institutional research business. Mr. Miller served as Head of Institutional Equities at G.research, Inc. from 2004 - 2011, where he oversaw a significant expansion of the brokerage business. His responsibilities included managing the firm’s daily research meetings, the institutional sales and trading teams, and industry conferences. Mr. Miller graduated magna cum laude with a degree in finance from the University of Miami in Coral Gables, FL.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

4

The Gabelli Focus Five Fund

Schedule of Investments — September 30, 2014

Shares		Cost	Market Value
	COMMON STOCKS — 91.6%
	Automotive — 8.0%
670,000	General Motors Co.	$21,504,249	$21,399,800
160,000	O’Reilly Automotive Inc.†	23,917,240	24,057,600

		45,421,489	45,457,400

	Business Services — 2.9%
900,000	The Interpublic Group of Companies Inc.	17,241,959	16,488,000

	Cable and Satellite — 13.7%
200,000	Cablevision Systems Corp., Cl. A	2,978,864	3,502,000
76,799	DIRECTV†	3,766,124	6,644,649
475,000	EchoStar Corp., Cl. A†	21,233,013	23,161,000
1,093,058	Liberty Global plc, Cl. C†	40,459,747	44,831,774

		68,437,748	78,139,423

	Computer Software and Services — 6.8%
725,300	Blucora Inc.†	12,746,559	11,053,572
1,757,127	Internap Network Services Corp.†	12,394,337	12,124,176
773,800	Ixia†	8,165,325	7,072,532
906,652	RealD Inc.†	8,489,946	8,495,329

		41,796,167	38,745,609

	Consumer Services — 2.8%
453,700	The ADT Corp.	16,845,750	16,088,202

	Diversified Industrial — 5.0%
512,525	API Technologies Corp.†	1,106,911	1,204,434
1,018,200	Jason Industries Inc.†	10,318,121	10,538,370
375,000	Tyco International Ltd.	12,440,173	16,713,750

		23,865,205	28,456,554

	Energy and Utilities — 10.1%
275,000	Cameron International Corp.†	16,330,014	18,254,500
67,800	Canadian Solar Inc.†	1,600,118	2,425,206
250,000	CIRCOR International Inc.	18,124,235	16,832,500
950,000	Weatherford International plc†	11,342,604	19,760,000

		47,396,971	57,272,206

	Entertainment — 6.8%
875,000	Take-Two Interactive Software Inc.†	14,749,473	20,186,250
550,000	Twenty-First Century Fox Inc., Cl. B	17,512,201	18,320,500

		32,261,674	38,506,750

	Financial Services — 6.3%
150,000	Capital One Financial Corp.	10,756,479	12,243,000

Shares		Cost	Market Value
312,066	CIT Group Inc.	$13,546,400	$14,342,553
125,000	State Street Corp.	8,497,562	9,201,250

		32,800,441	35,786,803

	Food and Beverage — 5.0%
800,000	Maple Leaf Foods Inc.	14,662,092	13,657,753
450,000	Post Holdings Inc.†	17,140,928	14,931,000

		31,803,020	28,588,753

	Health Care — 3.9%
275,000	Alere Inc.†	10,673,661	10,664,500
1,700,000	BioScrip Inc.†	12,067,829	11,747,000

		22,741,490	22,411,500

	Retail — 5.0%
175,000	GNC Holdings Inc., Cl. A	5,799,182	6,779,500
219,800	Macy’s Inc.	9,570,996	12,787,964
1,046,237	The Bon-Ton Stores Inc.(a)	11,156,616	8,746,541

		26,526,794	28,314,005

	Specialty Chemicals — 15.3%
1,600,000	Chemtura Corp.†	37,376,992	37,328,000
875,000	Huntsman Corp.	19,232,754	22,741,250
400,000	Methanex Corp.	25,000,028	26,720,000

		81,609,774	86,789,250

	TOTAL COMMON STOCKS	488,748,482	521,044,455

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 5.9%
$33,670,000	U.S. Treasury Bills, 0.030% to 0.050%††, 10/16/14 to 03/19/15	33,666,632	33,668,132

	TOTAL INVESTMENTS — 97.5%	$522,415,114	554,712,587

	Other Assets and Liabilities (Net) — 2.5%		14,449,295

	NET ASSETS — 100.0%		$569,161,882

(a)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.

See accompanying notes to financial statements.

5

The Gabelli Focus Five Fund

Statement of Assets and Liabilities

September 30, 2014

Assets:
Investments, at value (cost $511,258,498)	$545,966,046
Investments in affiliates, at value (cost $11,156,616)	8,746,541
Cash	79,618
Receivable for investments sold	24,729,833
Receivable for Fund shares sold	900,165
Dividends receivable	254,543
Prepaid expenses	25,029

Total Assets	580,701,775

Liabilities:
Payable for investments purchased	9,788,564
Payable for Fund shares redeemed	953,075
Payable for investment advisory fees	485,013
Payable for distribution fees	109,632
Payable for accounting fees	15,000
Other accrued expenses	188,609

Total Liabilities	11,539,893

Net Assets (applicable to 37,579,661 shares outstanding)	$569,161,882

Net Assets Consist of:
Paid-in capital	$491,389,140
Accumulated net realized gain on investments, written options, and foreign currency transactions	45,475,469
Net unrealized appreciation on investments	32,297,473
Net unrealized depreciation on foreign currency translations	(200)

Net Assets	$569,161,882

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($57,564,860 ÷ 3,782,942 shares outstanding; 100,000,000 shares authorized)	$15.22
Class A:
Net Asset Value and redemption price per share ($105,368,453 ÷ 6,860,244 shares outstanding; 50,000,000 shares authorized)	$15.36
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$16.30
Class C:
Net Asset Value and offering price per share ($87,443,328 ÷ 6,367,770 shares outstanding; 50,000,000 shares authorized)	$13.73	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($318,785,241 ÷ 20,568,705 shares outstanding; 50,000,000 shares authorized)	$15.50

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended September 30, 2014

Investment Income:
Dividends - unaffiliated (net of foreign withholding taxes of $30,301)	$4,211,829
Dividends - affiliated	93,351
Interest	36,444

Total Investment Income	4,341,624

Expenses:
Investment advisory fees	5,319,249
Distribution fees - Class AAA	145,008
Distribution fees - Class A	530,867
Distribution fees - Class C	779,549
Shareholder services fees	372,612
Registration expenses	83,999
Shareholder communications expenses	80,385
Custodian fees	50,632
Accounting fees	45,000
Legal and audit fees	39,761
Directors’ fees	13,979
Interest expense	835
Miscellaneous expenses	27,340

Total Expenses	7,489,216

Net Investment Loss	(3,147,592)

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency:
Net realized gain on investments - unaffiliated	49,257,299
Net realized loss on investments - affiliated	(253,092)
Net realized gain on written options	450,543
Net realized loss on foreign currency transactions	(382)

Net realized gain on investments, written options, and foreign currency transactions	49,454,368

Net change in unrealized appreciation/depreciation
on investments	7,163,309
on written options	38,844
on foreign currency translations	(200)

Net change in unrealized appreciation/depreciation on investments, written options, and foreign currency translations	7,201,953

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency	56,656,321

Net Increase in Net Assets Resulting from Operations	$53,508,729

See accompanying notes to financial statements.

6

The Gabelli Focus Five Fund

Statement of Changes in Net Assets

	Year Ended September 30, 2014	Year Ended September 30, 2013
Operations:
Net investment loss	$(3,147,592)	$(1,952,301)
Net realized gain on investments, written options, and foreign currency transactions	49,454,368	6,777,428
Net change in unrealized appreciation/depreciation on investments, written options, and foreign currency translations	7,201,953	23,390,936

Net Increase in Net Assets Resulting from Operations	53,508,729	28,216,063

Distributions to Shareholders:
Net realized gain
Class AAA	(613,993)	(419,316)
Class A	(2,324,870)	(480,398)
Class C	(788,409)	(124,218)
Class I	(1,500,452)	(512,805)

Total Distributions to Shareholders	(5,227,724)	(1,536,737)

Capital Share Transactions:
Class AAA	1,588,875	33,193,251
Class A	(112,908,016)	171,356,636
Class C	25,357,558	51,046,361
Class I	198,370,157	90,128,010

Net Increase in Net Assets from Capital Share Transactions	112,408,574	345,724,258

Redemption Fees	5,655	458

Net Increase in Net Assets	160,695,234	372,404,042
Net Assets:
Beginning of year	408,466,648	36,062,606

End of year (including undistributed net investment income of $0 and $0, respectively)	$569,161,882	$408,466,648

See accompanying notes to financial statements.

7

The Gabelli Focus Five Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss)								Ratios to Average Net Assets/
		from Investment Operations			Distributions					Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Loss (a)(b)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Realized Gain on Investments	Total Distributions	Redemption Fees (b)(c)	Net Asset Value, End of Year	Total Return †	Net Assets End of Year (in 000’s)	Net Investment Loss (a)	Expenses Net of Waivers/ Reimburse- ments (d)		Expenses Before Waivers/ Reimburse- ments		Portfolio Turnover Rate
Class AAA
2014	$13.72	$(0.09)	$1.75	$1.66	$(0.16)	$(0.16)	$0.00	$15.22	12.15%	$57,565	(0.58)%	1.38%		1.38%		94%
2013	11.11	(0.14)	3.13	2.99	(0.38)	(0.38)	0.00	13.72	27.74	50,275	(1.05)	1.54	(e)	1.54	(e)	69
2012	8.19	(0.11)	3.10	2.99	(0.07)	(0.07)	0.00	11.11	36.71	11,714	(1.09)	2.01		2.69	(f)	140
2011	8.92	(0.12)	(0.61)	(0.73)	—	—	0.00	8.19	(8.18)	5,207	(1.21)	2.01		2.80	(f)	40
2010	7.90	(0.11)	1.13	1.02	—	—	—	8.92	12.91	5,739	(1.33)	2.01		3.09	(f)	61
Class A
2014	$13.85	$(0.09)	$1.76	$1.67	$(0.16)	$(0.16)	$0.00	$15.36	12.11%	$105,369	(0.59)%	1.38%		1.38%		94%
2013	11.21	(0.14)	3.16	3.02	(0.38)	(0.38)	0.00	13.85	27.76	192,157	(1.05)	1.54	(e)	1.54	(e)	69
2012	8.26	(0.13)	3.15	3.02	(0.07)	(0.07)	0.00	11.21	36.76	7,574	(1.20)	2.01		2.69	(f)	140
2011	8.99	(0.12)	(0.61)	(0.73)	—	—	0.00	8.26	(8.12)	139	(1.21)	2.01		2.80	(f)	40
2010	7.96	(0.11)	1.14	1.03	—	—	—	8.99	12.94	116	(1.27)	2.01		3.09	(f)	61
Class C
2014	$12.49	$(0.18)	$1.58	$1.40	$(0.16)	$(0.16)	$0.00	$13.73	11.25%	$87,443	(1.31)%	2.13%		2.13%		94%
2013	10.22	(0.22)	2.87	2.65	(0.38)	(0.38)	0.00	12.49	26.80	55,865	(1.79)	2.29	(e)	2.29	(e)	69
2012	7.59	(0.17)	2.87	2.70	(0.07)	(0.07)	0.00	10.22	35.79	1,913	(1.83)	2.76		3.44	(f)	140
2011	8.33	(0.18)	(0.56)	(0.74)	—	—	0.00	7.59	(8.88)	192	(1.96)	2.76		3.55	(f)	40
2010	7.43	(0.16)	1.06	0.90	—	—	—	8.33	12.11	119	(2.09)	2.76		3.84	(f)	61
Class I
2014	$13.94	$(0.05)	$1.77	$1.72	$(0.16)	$(0.16)	$0.00	$15.50	12.39%	$318,785	(0.30)%	1.13%		1.13%		94%
2013	11.26	(0.11)	3.17	3.06	(0.38)	(0.38)	0.00	13.94	28.00	110,170	(0.79)	1.29	(e)	1.29	(e)	69
2012	8.27	(0.09)	3.15	3.06	(0.07)	(0.07)	0.00	11.26	37.21	14,862	(0.84)	1.76		2.44	(f)	140
2011	8.98	(0.10)	(0.61)	(0.71)	—	—	0.00	8.27	(7.91)	82	(0.96)	1.76		2.55	(f)	40
2010	7.93	(0.09)	1.14	1.05	—	—	—	8.98	13.24	67	(1.09)	1.76		2.84	(f)	61

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Due to capital share activity, net investment loss per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.
(b)	Per share amounts have been calculated using the average shares outstanding method.
(c)	Amount represents less than $0.005 per share.
(d)

The Fund incurred interest expense during the years ended September 30, 2011 and 2010. If interest expense had not been incurred, each year the ratios of operating expenses to average net assets would have been 2.00% (Class AAA and Class A), 2.75% (Class C), and 1.75% (Class I), respectively. For the year ended September 30, 2013, there was no interest expense, and for the years ended September 30, 2014 and 2012, the effect of interest expense was minimal.

(e)

Under an expense deferral agreement with the Adviser, the Adviser recovered from the Fund $140,973 for the year ended September 30, 2013, representing previously reimbursed expenses from the Adviser. Had such payment not been made, the expense ratio would have been 1.48% (Class AAA and Class A), 2.23% (Class C), and 1.23% (Class I).

(f)	During the period, expenses were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

See accompanying notes to financial statements.

8

The Gabelli Focus Five Fund

Notes to Financial Statements

1. Organization. The Gabelli Focus Five Fund is a series of Gabelli Equity Series Funds, Inc. (the “Corporation”). The Corporation was incorporated on July 25, 1991 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of three separately managed portfolios of the Corporation. The Fund seeks to provide a high level of capital appreciation. The Fund commenced investment operations on December 31, 2002.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

9

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
—	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2014 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 9/30/14
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$521,044,455	—	$521,044,455
U.S. Government Obligations	—	$33,668,132	33,668,132
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$521,044,455	$33,668,132	$554,712,587

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the year ended September 30, 2014. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments at September 30, 2014.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding

10

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2014, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call

11

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of- the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. At September 30, 2014, the Fund held no investments in equity options contracts.

The Fund’s volume of activity in equity options contracts which were held through February 22, 2014, had an average monthly market value of approximately $117,101. Please refer to Note 5 for option activity while the options were held.

For the year ended September 30, 2014, the effect of equity option positions can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency, Net realized gain on written options and Net change in unrealized appreciation on written options.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on

12

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to reclassifications of short term gains against current year net operating loss. These reclassifications have no impact on the NAV of the Fund. For the year ended September 30, 2014, reclassifications were made to decrease accumulated net investment loss by $3,147,592 and decrease accumulated net realized gain on investments, written options, and foreign currency transactions by $3,147,592.

The tax character of distributions paid during the years ended September 30, 2014 and 2013 was as follows:

	Year Ended	Year Ended
	September 30, 2014	September 30, 2013
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$3,953,466	$768,368
Net long term capital gains	1,274,258	768,369

Total distributions paid	$5,227,724	$1,536,737

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

13

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

At September 30, 2014, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$31,010,092
Undistributed long term gains	15,188,972
Net unrealized appreciation on investments	31,573,678

Total	$77,772,742

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred. As a result of the rule, pre-enactment capital losses that are carried forward will retain their character as either short term or long term capital losses.

At September 30, 2014, the temporary difference between book basis and tax basis net unrealized appreciation/depreciation on investments was due to deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2014:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$523,138,709	$44,264,430	$(12,690,552)	$31,573,878

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. As of September 30, 2014, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Corporation pays each Director who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser,

14

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended September 30, 2014, other than short term securities and U.S. Government obligations, aggregated $572,592,372 and $436,624,864, respectively.

Written options activity for the Fund for the year ended September 30, 2014 was as follows:

	Number of Contracts	Premiums
Options outstanding at September 30, 2013	772	$148,986
Options written	7,524	948,762
Options closed	(560)	(70,037)
Options expired	(2,950)	(464,687)
Options exercised	(4,786)	(563,024)

Options outstanding at September 30, 2014	—	$—

6. Transactions with Affiliates. During the year ended September 30, 2014, the Distributor retained a total of $144,380 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended September 30, 2014, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR rate plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. During the year ended September 30, 2014, there were no borrowings under the line of credit.

8. Capital Stock. The Fund offers four classes of shares–Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, directly through the Distributor, or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended September 30, 2014 and 2013, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

15

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended September 30, 2014		Year Ended September 30, 2013
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	1,165,335	$17,210,697	3,555,515	$45,598,904
Shares issued upon reinvestment of distributions	40,471	591,275	36,030	398,495
Shares redeemed	(1,086,847)	(16,213,097)	(981,549)	(12,804,148)

Net increase	118,959	$1,588,875	2,609,996	$33,193,251

Class A
Shares sold	5,805,861	$86,224,998	14,002,932	$182,128,658
Shares issued upon reinvestment of distributions	149,583	2,206,356	41,652	464,833
Shares redeemed	(12,973,343)	(201,339,370)	(841,890)	(11,236,855)

Net increase/(decrease)	(7,017,899)	$(112,908,016)	13,202,694	$171,356,636

Class C
Shares sold	2,603,836	$35,131,662	4,391,247	$52,325,064
Shares issued upon reinvestment of distributions	49,108	651,662	11,250	113,960
Shares redeemed	(758,532)	(10,425,766)	(116,286)	(1,392,663)

Net increase	1,894,412	$25,357,558	4,286,211	$51,046,361

Class I
Shares sold	15,518,313	$241,884,663	7,175,192	$98,356,000
Shares issued upon reinvestment of distributions	65,268	969,236	45,742	512,762
Shares redeemed	(2,920,247)	(44,483,742)	(635,776)	(8,740,752)

Net increase	12,663,334	$198,370,157	6,585,158	$90,128,010

9. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended September 30, 2014 is set forth below:

	Beginning Shares	Shares Purchased	Shares Sold	Ending Shares	Dividend Income	Realized Loss	Value at September 30, 2014	Percent Owned of Shares Outstanding
The Bon-Ton Stores Inc.	—	1,132,727	(86,490)	1,046,237	$93,351	$(253,093)	$8,746,541	5.83%

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

16

The Gabelli Focus Five Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Gabelli Focus Five Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Focus Five Fund (the “Fund”), a series of Gabelli Equity Series Funds, Inc., as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Focus Five Fund, a series of Gabelli Equity Series Funds, Inc., at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 25, 2014

17

The Gabelli Focus Five Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Focus Five Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3] :

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 72	Since 1991	28	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc., and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group, Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

John Gabelli Director Age: 70	Since 1991	10	Senior Vice President of G.research, Inc.	—

INDEPENDENT DIRECTORS[5]:

Anthony J. Colavita Director Age: 78	Since 1991	37	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 70	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics); Director of the LGL Group, Inc. (diversified manufacturing) (2011-2014)

Robert J. Morrissey Director Age: 75	Since 1991	6	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board, Belmont Savings Bank (banking)

Kuni Nakamura Director Age: 46	Since 2009	14	President of Advanced Polymer, Inc. (chemical wholesale company)	—

Anthony R. Pustorino Director Age: 89	Since 1991	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of the LGL Group, Inc. (diversified manufacturing) (2002-2011)

Anthonie C. van Ekris Director Age: 80	Since 1991	20	Chairman and Chief Executive Officer of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Director Age: 68	Since 2001	31	Chairman of Zizza & Associates Corp. (financial consulting); Chairman of Metropolitan Paper Recycling, Inc. (recycling) (since 2005); Chairman of Harbor Diversified, Inc. (biotechnology) (since 1999); Chairman of BAM (semiconductor and aerospace manufacturing) (since 2000); Chairman of Bergen Cove Realty Inc. (since 2002)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceutical); Chairman of Bion Environmental Technologies (technology); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

18

The Gabelli Focus Five Fund

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 62	Since 1991	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; and an Officer of registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Andrea R. Mango Secretary Age: 42	Since November 2013	Counsel of Gabelli Funds, LLC; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company 2011-2013; Vice President and Counsel of Deutsche Bank 2006-2011

Agnes Mullady Treasurer Age: 56	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of registered investment companies in the Gabelli/GAMCO Funds Complex

Richard J. Walz Chief Compliance Officer Age: 55	Since November 2013	Chief Compliance Officer of the Gabelli/GAMCO Funds Complex; Chief Compliance Officer of AEGON USA Investment Management LLC 2011-2013; Chief Compliance Officer of Cutwater Asset Management 2004-2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

2014 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended September 30, 2014, the Fund paid to shareholders ordinary income distributions (comprised of short term capital gains) totaling $0.12 for each class of shares, and long term capital gains totaling $1,274,258, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended September 30, 2014, 17.15% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 17.72% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.16% of the ordinary income distribution as qualified short term gain pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

19

Gabelli Equity Series Funds, Inc.

THE GABELLI FOCUS FIVE FUND

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice

President and Chief

Financial Officer,

KeySpan Corp.

John D. Gabelli

Senior Vice President,

G.research, Inc.

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Focus Five Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB840Q314AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent.”

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $80,100 in 2013 and $82,500 in 2014.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2013 and $0 in 2014.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $10,200 in 2013 and $10,500 in 2014. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $30,120 in 2013 and $34,145 in 2014. The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) 100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $40,320 in 2013 and $44,645 in 2014.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment              Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated              Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Gabelli Equity Series Funds, Inc.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date     12/4/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 12/4/2014

By (Signature and Title)* /s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 12/4/2014

*	Print the name and title of each signing officer under his or her signature.